    As filed with the Securities and Exchange Commission on December 11, 2002
                                               Securities Act File No. 33-
                                      Investment Company Act File No. 811-21264
================================================================================

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                   FORM N-2
                       (Check appropriate box or boxes)

      [X] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
      [_]     PRE-EFFECTIVE AMENDMENT
      [_]     POST-EFFECTIVE AMENDMENT

                                      AND/OR

      [X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
      [_]     Amendment No.

                               -----------------

                      NUVEEN SYMPHONY MARKET NEUTRAL FUND
        (Exact name of Registrant as specified in Declaration of Trust)

                             333 West Wacker Drive
                               Chicago, IL 60606
                   (Address of principal executive offices)
      Registrant's Telephone Number, including Area Code: (800) 257-8787

                               -----------------

                          Gifford R. Zimmerman, Esq.
                         Chief Administrative Officer
                      Nuveen Symphony Market Neutral Fund
                             333 West Wacker Drive
                               Chicago, IL 60606
                    (Name and address of agent for service)

                                   Copy to:
                           Kenneth S. Gerstein, Esq.
                           Schulte Roth & Zabel LLP
                               919 Third Avenue
                              New York, NY 10022

                               -----------------

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box [X]

It is proposed that this filing will become effective when declared effective pursuant to Section 8(c) [_]

If appropriate, check the following box:
[_]This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement]. [_]This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration
   statement for the same offering is       .

       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                                            Proposed Maximum  Proposed Maximum   Amount of
                                               Amount Being  Offering Price      Aggregate      Registration
     Title of Securities Being Registered       Registered      Per Unit     Offering Price (1)     Fee
------------------------------------------------------------------------------------------------------------
Shares of Beneficial Interest, $0.01 par value    1,000           $25             $25,000          $2.30
------------------------------------------------------------------------------------------------------------

(1)Estimated solely for the purpose of calculating the registration fee.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

================================================================================

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                 SUBJECT TO COMPLETION, DATED DECEMBER 11, 2002

PROSPECTUS dated         , 2003

[LOGO] Nuveen Logo
                      Nuveen Symphony Market Neutral Fund

                         Shares of Beneficial Interest
                               $      per share

                                 -------------

   Investment Objective. The Fund is a newly organized, non-diversified, closed-end management investment company. The Fund's investment objective is to seek total return while also seeking to maintain low volatility in share value and low return correlations to the broad equity and debt markets. Rather than seek to gain from general movements in the securities markets, the Fund seeks to produce total returns through securities selection and by employing a combination of market neutral alternative investment strategies.
                                              (continued on the following page)

                                 -------------

   Investing in the Fund's shares involves certain risks. See "RISK FACTORS" beginning on page 14.

   Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                 -------------

                                           Per Share Total
                                           --------- -----
                      Amount..............     $       $
                      Sales Load/(1)/.....     $       $
                      Proceeds to the Fund     $       $

--------
(1)The minimum initial investment in the Fund by an investor is $    (including
   the applicable sales load) (or      shares). Subsequent investments must be
   at least $     (including the applicable sales load). Investments of less
   than $     are subject to a sales load of     % and investments of $     or
   more are subject to a sales load of     %, in each case computed as a
   percentage of the public offering price. No sales load will be charged to certain types of investors. See "Distribution Arrangements."

   Nuveen Investments (the "Distributor") acts as the distributor of shares on a best efforts basis, subject to various conditions. Shares are being offered through the Distributor and other brokers and dealers that have entered into selling agreements with the Distributor. Shares are offered only to investors that meet all requirements to invest in the Fund. See "Investor Qualifications." The Distributor expects to deliver Shares purchased in the
initial offering on or about         , 2003, or such earlier or later date as
the Distributor may determine. The full amount of the sales load will be reallowed by the Distributor to selling brokers and dealers. All investor funds for the initial closing of the sale of the Fund's shares ("Shares"), and for closings of subsequent offerings, will be deposited in an escrow account
maintained by             , as escrow agent, at         , for the benefit of
the investors. Monies held in the escrow account may be invested in high quality, short-term investments, and any interest earned on the monies will be paid to investors on the date Shares are issued. See "Distribution Arrangements."

                                 -------------

                              Nuveen Investments

(continued from previous page)

   Investment Portfolio. The Fund's investment objective is to seek total return while also seeking to maintain low volatility in share value and low return correlations to the broad equity and debt markets. Rather than seek to gain from general movements in the securities markets, the Fund seeks to produce total returns through securities selection and by employing a combination of market neutral alternative investment strategies. These market neutral alternative investment strategies include U.S. Large Capitalization Equity Market Neutral ("U.S. Large Cap Market Neutral"), U.S. Small Capitalization Equity Market Neutral ("U.S. Small Cap Market Neutral"), United Kingdom/Europe Equity Market Neutral ("U.K./Europe Market Neutral"), High Yield Market Neutral and Convertible Arbitrage. The U.S. Large Cap Market Neutral, U.S. Small Cap Market Neutral and U.K./Europe Market Neutral strategies each seeks to produce returns from investments in each of the U.S. large capitalization, U.S. small capitalization and U.K./European equity markets, respectively. These three strategies involve taking both long and short positions in approximately equal dollar amounts in common stocks (and occasionally other equity securities) of various companies in the applicable market areas and employing other portfolio construction techniques intended to reduce the "systematic" or "market" risk of investing in the applicable equity market. High Yield Market Neutral is a strategy that seeks to produce returns from long and short investments in the U.S. high yield bond market. This strategy similarly involves taking both long and short positions in high yield bonds in approximately equal dollar amounts and employing other portfolio construction techniques intended to reduce the systematic risk of investing in this market. Convertible Arbitrage is a strategy that attempts to take advantage of pricing anomalies between the convertible securities of an issuer and the underlying equity (or occasionally debt) securities of the same issuer. This strategy is pursued principally by purchasing the convertible securities, and selling short the underlying equity securities of the issuer (or vice versa). The High Yield Market Neutral and Convertible Arbitrage strategies will involve the use of leverage.

   Investment Adviser. Nuveen Advisory Corp. ("Nuveen" or the "Adviser") serves as the Fund's investment adviser. Nuveen is a wholly owned subsidiary of The John Nuveen Company, as is the Distributor. Affiliates of The John Nuveen Company have over $75 billion of net assets under management as of September 30, 2002.

   Sub-Adviser. Symphony Asset Management, LLC ("Symphony" or the
"Sub-Adviser"), a wholly owned subsidiary of The John Nuveen Company, serves as the Fund's sub-adviser and is responsible for providing day-to-day investment management services to the Fund, subject to the supervision of Nuveen. Symphony has been in existence since 1994. As of September 30, 2002, Symphony had approximately $3 billion of assets under management.

   Lack of Trading Market. There is no public market for Shares and none is expected to develop. The Fund will not list its Shares on a stock exchange or similar market. With very limited exceptions, the Shares are not transferable, and liquidity for investments in Shares will be provided only through quarterly repurchase offers. See "Repurchases of Shares."

   Repurchases of Shares; Repurchase Fee. To provide a limited degree of liquidity to investors, the Fund will make offers to repurchase its Shares four times each year, as of the last business day of March, June, September and December, in amounts determined by the Board of Trustees of the Fund (the "Board") ranging from 5% to 25% of the Fund's outstanding Shares. A repurchase
fee equal to     % of the value of the Shares repurchased by the Fund will
apply if the date as of which Shares are repurchased is less than one year following the date of a shareholder's initial investment in the Fund. The repurchase fee, if applicable, will be payable to the Distributor, and deducted before payment of the proceeds of the repurchase to the investor.

   Management and Performance Fees. The Fund will pay Nuveen a management fee
computed at the annual rate of     % of the Fund's average weekly net assets
(the "Management Fee"). In addition, the Fund will pay Nuveen a performance fee
that is generally equal to     % of the Fund's net profits (including net
realized and unrealized gains and net investment income) for each fiscal year (the "Performance Fee"). The fiscal year of the Fund ends on December 31 of each year. However, a Performance Fee will be payable in any fiscal year only if and to the extent that net profits for that fiscal year exceed the aggregate dollar amount of any net loss (realized and unrealized) incurred by the Fund in either of the two prior fiscal years, which losses have not previously been
offset by subsequent net profits. Nuveen pays Symphony     % of the Management
Fee and     % of the Performance Fee for its services as sub-adviser.

   The Performance Fee results in costs and presents risks that are not present in funds without such a fee. The overall fees and expenses of the Fund will be higher than the fees and expenses of most other registered investment companies, but generally will be similar to those of many private investment funds and certain other registered investment companies, which like the Fund pursue alternative investment strategies. See "Management of the Fund--Management and Performance Fees."

   Investor Qualifications. Shares are being offered only to investors that are individuals or companies (other than investment companies) that have a net worth (or in the case of individuals, a joint net worth with their spouse) of more than $1,500,000 or that meet certain other qualification requirements. See "Investor Qualifications." The minimum initial investment in the Fund by an
investor is $     (including the applicable sales load), and the minimum
additional investment in the Fund by any investor must be at least $
(including the applicable sales load). Investors generally must hold their Shares through the Distributor or through a broker or dealer (or financial intermediary) that has entered into a selling agreement with the Distributor.

                               -----------------

   This prospectus provides the information that a prospective investor should know about the Fund before investing. You are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information ("SAI") dated
          , 2003, has been filed with the Securities and Exchange Commission. The SAI is available upon request and without charge by writing the Fund at the address above or by calling (800) 257-8787. The SAI is incorporated by reference into this prospectus in its entirety. The table of contents of the SAI appears on page 40 of this prospectus. The SAI, and other information about the Fund, is available on the SEC's website (http://www.sec.gov). The address of the SEC's Internet site is provided solely for the information of prospective investors and is not intended to be an active link.

   Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

   You should rely only on the information contained in this prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of its Shares in any state or other jurisdiction where the offer is not permitted.

                               -----------------


                               TABLE OF CONTENTS

                                                             Page
                                                             ----
               Prospectus Summary...........................   5
               Summary of Fund Expenses.....................  14
               Risk Factors.................................  15
               Use of Proceeds..............................  23
               Investment Objective and Principal Strategies  23
               Symphony Performance History.................  27
               Management of the Fund.......................  27
               Investor Qualifications......................  31
               Repurchases of Shares........................  31
               Calculation of Net Asset Value...............  34
               Description of Shares........................  35
               Taxes........................................  36
               Distribution Arrangements....................  38
               General Information..........................  39
               Table of Contents of the SAI.................  40
               Appendix A................................... A-1
               Appendix B................................... B-1

                              PROSPECTUS SUMMARY

   This is only a summary. The summary does not contain all of the information that you should consider before investing in the Fund. You should review the more detailed information contained elsewhere in this prospectus and in the SAI.

The Fund.............    Nuveen Symphony Market Neutral Fund (the "Fund") is a
                           newly organized, non-diversified, closed-end management investment company. The Fund is a Delaware business trust that is registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). Nuveen Advisory Corp. ("Nuveen" or the "Adviser") serves as the Fund's investment adviser. Symphony Asset Management, LLC ("Symphony" or the "Sub-Adviser"), an affiliate of Nuveen, serves as the Fund's sub-adviser and is responsible for providing day-to-day investment management services to the Fund, subject to the Fund, subject to the supervision of Nuveen.

Investment Objective
and   Principal
Strategies...........    The Fund's investment objective is to seek total
                           return while also seeking to maintain low volatility in share value and low return correlations to the broad equity and debt markets. Rather than seek to gain from general movements in the securities markets, the Fund seeks to produce total returns through securities selection and by employing a combination of alternative investment strategies. These strategies include: U.S. Large Cap Market Neutral, U.S. Small Cap Market Neutral, U.K./Europe Market Neutral, High Yield Market Neutral and Convertible Arbitrage. Historically, each of these strategies has exhibited low correlation to the broad equity and debt securities markets, as well as low correlation to one another.

                         The U.S. Large Cap Market Neutral, U.S. Small Cap
                           Market Neutral and the U.K./Europe Market Neutral strategies each seek to produce returns from long and short investments in each of the U.S. large capitalization, U.S. small capitalization and U.K./European equity markets, respectively. Each of these strategies involves taking both long and short positions in approximately equal dollar amounts in common stocks (and occasionally other equity securities) of various companies in the applicable market areas and employing other portfolio construction techniques intended to reduce the systematic risk of investing in the U.S. large capitalization, U.S. small capitalization or U.K./European equity markets, as applicable.

                         In pursuing each of the U.S. Large Cap Market Neutral,
                           U.S. Small Cap Market Neutral and U.K./Europe Market Neutral strategies, the Fund seeks to select relatively undervalued stocks for its long positions and to select relatively overvalued stocks for its short positions. Symphony uses proprietary techniques to rank equity securities based on various factors, including but not limited to fundamental valuation factors, data on purchases and sales by corporate insiders, analyst earnings estimates and revisions to those estimates and accounting policies, to determine the quality of reported earnings. The attractiveness of each equity security is determined by using a combination of quantitative and qualitative techniques. The Fund will then purchase long positions from among those securities having the most attractive rankings, and sell short positions from among those securities having the least attracting rankings. These positions may not always be fully hedged; i.e., the long positions may not always equal the short positions in dollar amount. Leverage is not expected to be utilized in connection with these strategies.

                         High Yield Market Neutral is a strategy that seeks to
                           produce returns from long and short investments in the U.S. high yield bond market. This strategy involves taking both long and short positions in high yield bonds in approximately equal dollar amounts and employing other portfolio construction techniques intended to reduce the systematic risk of investing in the high yield bond market. High yield bonds are generally below investment grade quality and are commonly referred to as "junk bonds." In pursuing the High Yield Market Neutral strategy, the Fund seeks to select relatively undervalued bonds for its long positions and relatively overvalued bonds for its short positions. Symphony uses proprietary fixed-income valuation models to rank high yield securities and performs a detailed credit analysis on each issuer whose securities are under consideration for purchase or sale. The attractiveness of each security is determined by using a combination of quantitative and qualitative techniques. The Fund will then purchase long positions from among those securities having the most attractive rankings, and sell short positions from among those securities having the least attracting rankings. These positions may not always be fully hedged; i.e., the long positions may not always equal the short positions in dollar amount. The High Yield Market Neutral strategy will involve the use of leverage. See "Borrowing" below.

                         Convertible Arbitrage is a strategy that seeks to
                           produce returns from investments in multiple securities of the same issuer that are traded in the U.S. markets. This strategy involves seeking to take advantage of pricing anomalies between the convertible securities of an issuer and the underlying equity or debt securities of that same issuer, typically (but not always) by purchasing long a convertible bond of an issuer and selling short the underlying stock of the same issuer (or vice versa). Long and short positions in the respective securities are purchased and sold in amounts intended to make the Fund "delta neutral" as to each issuer "Delta neutral" refers to a portfolio of offsetting long and short positions balanced so that the "delta," i.e., the ratio of the change in price in a company's convertible bond

                           (taking into account any imbedded option) to the price of the underlying security, is at or near one. However, the Fund may not always fully hedge its positions (i.e., be "delta neutral" as to each issuer).

                         In pursuing the Convertible Arbitrage strategy, the
                           Fund generally seeks to acquire convertible bonds of issuers Symphony believes to be creditworthy while selling short the underlying equity securities of the same issuer that Symphony believes to be overvalued. Symphony uses proprietary fixed-income valuation models to rank convertible securities and performs a detailed credit analysis on each issuer whose securities are under consideration for purchase or sale. The equity securities of these issuers are analyzed and ranked using the same proprietary techniques used for the construction of the U.S. Large Cap Market Neutral, U.S. Small Cap Market Neutral and U.K./Europe Market Neutral portfolios. The attractiveness of each security is determined by using a combination of quantitative and qualitative techniques. The Convertible Arbitrage strategy will involve the use of leverage. See "Borrowing" below.

                         Allocations. The Fund's allocation to the U.S. Large
                           Cap Market Neutral, U.S. Small Cap Market Neutral, U.K./Europe Market Neutral, High Yield Market Neutral and Convertible Arbitrage strategies can vary from time to time. It is generally expected that the Fund's assets will reflect a mix of each of the five strategies. However, at all times (except for extraordinary circumstances such as the initial quarter of the Fund's operations), the Fund's assets will be allocated to at least one of the: (i) U.S. Large Cap Market Neutral, U.S. Small Cap Market Neutral or U.K./Europe Market Neutral strategies; and (ii) High Yield Market Neutral or Convertible Arbitrage strategies. There is no minimum or maximum allocation to any one of the strategies. Thus, it is possible that at any given time, one or more strategies may be significantly over- or underrepresented in the Fund's portfolio (or, not represented at all). The allocation of Fund assets to the various strategies is based on Symphony's assessment of the relative opportunities for total return. This assessment may take into account prevailing market and economic conditions as well as other factors that could impact the relative effectiveness of the strategies.

                         In lieu of pursuing any one of the Fund's five
                           strategies directly, the Fund may establish, subject to the approval of the Fund's Board of Trustees, a separate investment vehicle to invest the portion of the Fund's assets allocated to that strategy (a "Separate Account"). The Fund would generally use a Separate Account when deemed beneficial to the Fund for risk management, tax efficiency, operational efficiency or other reasons. The Fund's investment policies and restrictions, as well as the Investment Company Act's limitations and prohibitions on Fund investments, will apply to management of the assets of a Separate Account as if the assets were invested by the Fund directly. It is currently expected that a Separate Account will be utilized in pursuing the Convertible Arbitrage strategy. To the extent Fund assets are invested in a Separate Account, the Fund's shareholders would indirectly bear their ratable share of the operating expenses of the Separate Account. See "Management of the Fund--Fund Expenses."

                         Cash Reserves and Temporary Defensive Positions. The
                           Fund will invest its cash reserves in high quality fixed-income securities. These investments may include money market instruments and other short-term debt obligations, shares of money market mutual funds, and repurchase agreements with banks and broker-dealers. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a significant portion of its assets in these securities or hold cash. This could prevent the Fund from achieving its investment objective. See "Investment Objective and Principal Strategies."

                         The investment practices of the Fund, including its
                           use of leverage and short sales, involve significant risks. For this reason, you may lose money by investing in the Fund. No assurance can be given that the Fund will achieve its investment objective.

Investment Adviser...    Nuveen is a wholly owned subsidiary of The John Nuveen
                           Company, as is the Distributor (defined below). Affiliates of The John Nuveen Company have over $75 billion of net assets under management as of September 30, 2002. Founded in 1898, The John Nuveen Company is a majority-owned subsidiary of The St. Paul Companies, Inc., a publicly-traded company which is principally engaged in providing property-liability insurance through subsidiaries.

                         Pursuant to an investment management agreement with
                           the Fund (the "Advisory Agreement"), Nuveen is responsible for developing, implementing and supervising the Fund's investment program. Nuveen is authorized, subject to the approval of the Board of Trustees of the Fund (the "Board"), to retain one or more sub-advisers to provide any or all of the investment advisory services required to be provided to the Fund or to assist Nuveen in providing these services. See "Management of the Fund."

The Sub-Adviser......    Symphony, a wholly owned subsidiary of The John Nuveen
                           Company, has been retained by Nuveen to serve as the Fund's sub-adviser. Symphony is responsible for providing day-to-day investment management services to the Fund, subject to the supervision of Nuveen. It receives a fee for these services from Nuveen.

                         Symphony has been in existence since 1994. Symphony's
                           assets under management include accounts of institutional and high net worth clients, and private U.S. and offshore investment funds. As of September 30, 2002, Symphony had approximately $3 billion in assets under management. See "Management of the Fund."

Management and
  Performance Fees...    The Fund will pay Nuveen a management fee computed at
                           the annual rate of   % of the Fund's average weekly
                           net assets (the "Management Fee"). The Management Fee will be paid monthly. In addition, the Fund will pay Nuveen a performance fee (the "Performance Fee")
                           equal to   % of the Fund's net profits (including
                           net realized and unrealized gains and net investment income) for each fiscal year. The fiscal year of the Fund ends on December 31 of each year. However, a Performance Fee will be payable in any fiscal year only if and to the extent that net profits for that fiscal year exceed the aggregate dollar amount of any net loss (realized and unrealized) incurred by the Fund in either of the two prior fiscal years, which losses have not previously been offset by subsequent net profits. Performance Fees, if any, are accrued weekly for purposes of calculating the Fund's net asset value and will be paid to the Adviser promptly after the end of each fiscal year based on the performance of the Fund for the fiscal year.

                         Nuveen pays Symphony   % of the Management Fee and  %
                           of the Performance Fee for its services as sub-adviser. See "Management of the Fund--Management and Performance Fees."

                         There will be no additional Management Fee or
                           Performance Fee assessed on a Separate Account's assets. However, the Fund's Management Fee and Performance Fee will take into account the value of the Fund's assets allocated to the Separate Account as well as the investment performance of such assets when combined with the value and performance of the Fund's other assets.

Shareholder Servicing
  Fee................    The Fund will pay Nuveen Investments, the Fund's
                           distributor (the "Distributor"), a shareholder
                           servicing fee computed at the annual rate of     %
                           of the average weekly net assets of the Fund to reimburse the Distributor for payments made to broker-dealers and certain financial advisers that have agreed to provide ongoing investor services and account maintenance services to investors in the Fund that are their customers. See "Management of the Fund--Shareholder Service Arrangements."

Derivatives..........    The Fund may utilize "derivatives" to facilitate
                           implementation of its investment strategies, or for other hedging and non-hedging purposes. Derivatives used for non-hedging purposes are considered speculative instruments and can subject the Fund to increased risks. See "Risk Factors--Special Investment Strategies and Techniques--Derivatives" and "Investment Objective and Principal Strategies--Derivatives."

Borrowing............    The Fund is authorized to borrow money for investment
                           purposes, i.e., to help implement its investment strategies, to meet repurchase requests (as described below) and for cash management purposes. Borrowings by the Fund will be subject to a 300% asset coverage requirement under the Investment Company Act. The Fund's borrowing will constitute the use of leverage which is considered a speculative practice. See "Investment Objective and Principal Strategies--Borrowing; Use of Leverage" and "Risk Factors--Special Investment Strategies and Techniques--Leverage; Interest Rates; Margin."

Investor
Qualifications.......    Shares of the Fund ("Shares") are being offered only
                           to investors that are individuals or companies (other than investment companies) that have a net worth (or in the case of individuals, a joint net worth with their spouse) of more than $1,500,000 or that meet certain other qualification requirements.

                         Shares may be offered through brokers, dealers or
                           other financial intermediaries that have entered into an agreement with the Fund's Distributor. A prospective investor, or such prospective investor's broker, dealer or other financial intermediary, will be required to certify before an investment in the Fund may be made that the investor meets the foregoing requirements and that he, she or it will not transfer his, her or its Shares except in limited circumstances. The Fund reserves the right to limit transfers of Shares in its discretion. (A form of certification is contained in Appendix A of this prospectus.) See "Investor Qualifications."

Investor Suitability.    An investment in the Fund involves substantial risks.

                         It is possible that an investor may lose some or all
                           of his, her or its investment in the Fund. Before making an investment decision, an investor should
                           (i) consider the suitability of this investment with respect to his, her or its investment objectives and personal situation and (ii) consider factors such as his, her or its personal net worth, income, age, risk tolerance and liquidity needs.

The Offering.........    The Fund is offering shares of beneficial interest at
                           a price of $       per Share (including the
                           applicable sales load) in an initial offer through the Distributor, and through brokers and dealers that have entered into selling agreements with the Distributor. The Distributor may accept orders for any lesser amount. It is expected that the
                           initial offering will close on or about           ,
                           2003. Subsequent to the initial offering, Shares will be offered and may be purchased on a monthly basis (or at such other times as may be determined by the Board) at a price equal to their then current net asset value.

                         The minimum initial investment in the Fund by an
                           investor is $       (including the applicable sales
                           load) (or   Shares). Subsequent investments must be
                           at least $       (including the applicable sales
                           load).

                         Investments of less than $       are subject to a
                           sales load of   %, and investments of $       or
                           more are subject to a sales load of   %, in each
                           case computed as a percentage of the public offering price. Under a right of accumulation offered by the Fund, the amount of each additional investment in the Fund by a shareholder will be aggregated with the amount of the shareholder's initial investment and any other additional previous investments by the shareholder in determining the applicable sales load. The right of accumulation also applies to investments in the Fund by an investor's spouse and investments for certain related accounts. In addition, no sales load or a reduced sales charge will be charged to certain types of investors. To be eligible to receive a waiver or reduction of the sales load, an investor must advise the Distributor or the selling broker or dealer when making an investment.

                         The full amount of the sales load is reallowed by the
                           Distributor to selling brokers and dealers. See "Distribution Arrangements."

Distribution Policy..    The Fund will pay dividends to shareholders annually
                           in amounts representing substantially all of the Fund's net investment income (including net realized short-term capital gains), if any, earned during the year. The Fund's net realized long-term capital gains, if any, will also be distributed annually. All dividends and other distributions will be reinvested in additional Shares of the Fund unless a shareholder elects to receive payment in cash. The tax status of any dividend or distribution is the same regardless of whether or not the dividends or distributions are reinvested or taken as cash.

Unlisted Closed-End
  Structure; Limited
  Liquidity and
Transfer
  Restrictions.......    The Fund is a closed-end management investment
                           company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund, such as the Fund, do not have the right to redeem their Shares.

                         In addition, there is no public market for Shares and
                           none is expected to develop. The Fund will not list its Shares on a stock exchange or similar market. With very limited exceptions, Shares are not transferable, and liquidity for investments in Shares will be provided only through quarterly repurchase offers by the Fund, as described below. If an investor attempts to transfer Shares in violation of the Fund's transfer restrictions, the transfer will not be permitted and will be void. An investment in the Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

                         Shares generally may be held only through the
                           Distributor or through a broker or dealer (or through a financial intermediary) that has entered into a selling agreement with the Distributor.

Repurchases of Shares    No shareholder will have the right to require the Fund
                           to redeem its Shares. The Fund will make offers to repurchase its Shares four times each year, as of the last business day of March, June, September and December, in amounts determined by the Board ranging from 5% to 25% of the Fund's outstanding Shares. A
                           repurchase fee equal to     % of the value of Shares
                           repurchased by the Fund will apply if the date as of which Shares are repurchased is less than one year following the date of a shareholder's initial investment in the Fund. The repurchase fee, if applicable, will be payable to the Distributor, and deducted before payment of the proceeds of the repurchase to the investor.

                         If a repurchase offer is oversubscribed by
                           shareholders who tender Shares for repurchase, the Fund will repurchase only a pro rata portion of the Shares tendered by each shareholder. In addition, a shareholder who tenders for repurchase only a portion of Shares it holds will be required to
                           maintain a minimum balance of $      , as of the
                           repurchase date. The Fund has the right to reduce the amount of Shares to be repurchased from a shareholder so that the required minimum balance is maintained.

                         The Fund may redeem all or a portion of an investor's
                           Shares if, among other reasons, the Fund determines that it would be in the best interests of the Fund to do so. See "Repurchases of Shares."

Taxation.............    The Fund intends to elect to be treated and to qualify
                           as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and intends each year to distribute substantially all of its investment company taxable income and net capital gains to its shareholders. Therefore, it is not expected that the Fund will be subject to any Federal income tax. The Fund is actively managed and the Fund's investment strategies may be employed without regard to the tax consequences of its transactions on shareholders. See "Taxes" and also "Tax Aspects" in the SAI.

Risks and Special
  Considerations.....    An investment in the Fund involves substantial risks
                           and special considerations, including the following:

                            . Investing in the Fund can result in a loss of capital invested.

                            .   Various risks are associated with the
                                securities and other instruments in which the Fund may invest and the specialized investment techniques it may use, including the use of leverage, short sales of securities and derivatives (which are considered to be speculative practices).

                            . The Fund's investment returns will be mostly or entirely dependent on the acumen and investment selections of the Sub-Adviser.

                            . The Fund is newly formed and has no operating history.

                            . The Fund may be managed without regard to the tax consequences of its transactions on shareholders.

                            . Shares are subject to substantial restrictions on transfer and have limited liquidity.

                            . The Performance Fee may create an incentive for management to make risky investments.

                            . The Management Fee and the Performance Fee payable by the Fund are higher than the investment advisory fees of most other registered investment companies.

                         In view of the risks noted above, and other risks
                           described elsewhere in this prospectus, the Fund should be considered a speculative investment and investors should purchase Shares only if they can sustain a complete loss of their investment.

                         No guarantee or representation is made that the
                           investment program of the Fund will be successful, that it will produce positive returns or that the Fund will achieve its investment objective.

                         See "Risk Factors."

                           SUMMARY OF FUND EXPENSES

   The following table illustrates the expenses and fees that the Fund expects to incur and that shareholders can expect to bear.

Shareholder Transaction Expenses
   Maximum Sales Load (as a percentage of offering price)..............................     %/(1)/
   Repurchase Fee (as percentage of net asset value of Shares repurchased) (applies to
     repurchases less than one year after date of initial investment)..................     %

Annual Expenses (as a percentage of net assets)
   Management Fee (not including Performance Fee)......................................     %
   Shareholder Servicing Fee...........................................................     %
   Other Expenses......................................................................     %
                                                                                        -----
   Total Annual Expenses (excluding Performance Fee)...................................     %
   Performance Fee (as percentage of net profits)......................................     %/(2)/

--------
(1)Investments of less than $ are subject to a sales load of   % and
   investments of $     or more will be subject to a sales load of   %, in each
   case as a percentage of the public offering price. Under a right of accumulation offered by the Fund, the amount of each additional purchase of shares in the Fund ("Shares") by an investor will be aggregated with the amount of such investor's initial investment and any other additional previous investments by the shareholder in determining the applicable sales load. No sales load will be charged to certain types of investors. See "Distribution Arrangements."

(2)The Fund will pay Nuveen a performance fee (the "Performance Fee") equal to % of the Fund's net profits (including net realized and unrealized gains and net investment income) for each fiscal year. However, a Performance Fee will be payable in any fiscal year only if and to the extent that net profits for that fiscal year exceed the aggregate dollar amount of any net loss (realized and unrealized) incurred by the Fund in either of the two prior fiscal years, which losses have not previously been offset by subsequent net profits. See "Management of the Fund--Management and Performance Fees."

   The purpose of the table above is to assist prospective investors in understanding the various costs and expenses investors will bear directly or indirectly as shareholders in the Fund. "Other Expenses," as shown above, is an
estimate, assuming Fund net assets of $     million. For a more complete
description of the various costs and expenses of the Fund, see "Management of the Fund."

                                                                 Example 1
                                                      -------------------------------
                                                      1 Year 3 Years 5 Years 10 Years
                                                      ------ ------- ------- --------
An investor would pay the following expenses on a
  $1,000 investment (including the Performance Fee),
  assuming a 5% annual return:                          $       $       $       $

                                                                 Example 2
                                                      -------------------------------
                                                      1 Year 3 Years 5 Years 10 Years
                                                      ------ ------- ------- --------
An investor would pay the following expenses on a
  $50,000 investment (including the Performance Fee),
  assuming a 5% annual return:                          $       $       $       $

   The Examples are based on the fees and expenses set forth above, including the Performance Fee, and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown, and the Fund's actual rate of return may be greater or less than the hypothetical 5% return assumed in the Examples. If the actual rate of return exceeds 5%, the dollar amounts of expenses (which for purposes of the Examples are assumed to include the Performance Fee) could be significantly higher because of the Performance Fee.

                                 RISK FACTORS

   An investment in the Fund involves substantial risks, including the risk that the entire amount invested may be lost. The Fund invests in and actively trades securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. Various other risks also are associated with an investment in the Fund, including risks relating to the management fee arrangements and risks relating to the limited liquidity of Shares.

   Prospective investors should consider the following factors in determining whether an investment in the Fund is a suitable investment. However, the risks enumerated below should not be viewed as encompassing all of the risks associated with an investment in the Fund. Prospective investors should read this entire prospectus and the SAI and consult with their own advisers before deciding whether to invest. In addition, because the Fund's investment program may develop and change over time (subject to limitations imposed by applicable laws or by the Fund's investment policies and restrictions), an investment in the Fund may in the future be subject to additional and different risk factors.

Investment-Related Risks

   General Economic and Market Conditions. There can be no assurance that the Fund's investment activities will be successful or that shareholders will not suffer losses. The Fund's investment returns will be mostly or entirely dependent on the acumen and investment selections of the Sub-Adviser (defined below). The success of the Fund's investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of the Fund's investments. Unexpected volatility or illiquidity could impair the Fund's profitability or result in losses.

   In addition, as a result of the Fund's employment of market neutral alternative investment strategies, it may underperform the broad equity and debt markets during any given period of rising or strong-performing markets.

   Highly Volatile Markets. The prices of derivative instruments in which the Fund may invest, including swaps and options, can be highly volatile. Price movements of forward, swap and other derivative contracts in which the Fund's assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. The Fund is also subject to the risk of the failure of any exchanges on which its positions trade or of the clearinghouses for those exchanges.

   Risks of Securities Investments. All securities investing and trading activities involve the risk of loss of capital. Although Symphony will attempt to maintain low volatility in Share value, there can be no assurance that the Fund's investment activities will be successful or that shareholders will not suffer losses. The following discussion sets forth some of the more significant risks associated with securities of the types in which the Fund will invest:

   Equity Securities. The Fund's investment portfolio normally will consist of long and short positions in common stocks (and, to a significantly lesser extent, preferred stocks) of U.S. and non-U.S. issuers. The Fund will also purchase securities that have equity characteristics, such as convertible securities, warrants and stock options. The value of equity securities varies in response to many factors. Factors specific to a company, such as certain decisions by management, lower demand for its products or services, or even loss of a key executive, could result in a decrease in the value of the company's securities. Factors specific to the industry in which a company participates, such as increased competition or costs of production or consumer or investor perception, can have a similar effect. The value of a company's stock can also be adversely affected by changes in financial markets generally, such as an increase in interest rates or consumer confidence, that are unrelated to the company itself or its industry. Stocks which the Fund has sold short may be favorably impacted (to the detriment of the Fund) by the same factors (e.g., decreased competition or costs or a decrease in interest rates). These factors and others can cause significant fluctuations in the prices of the securities in which the Fund invests and can result in significant losses.

   Fixed-Income Securities. The Fund may invest a portion of its assets in long and short positions in fixed-income securities. The Fund will invest in these securities as part of its High Yield Market Neutral and Convertible Arbitrage strategies and also may invest in these securities for defensive purposes and to maintain liquidity. Fixed-income securities include bonds, notes and debentures issued by U.S. and non-U.S. corporations and governments. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk). Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal.

   High Yield ("Junk") Bonds. The Fund may invest significantly in long and short positions in non-investment grade debt securities (commonly referred to as "junk bonds"). Non-investment grade debt securities are securities that have received a rating from a nationally recognized statistical rating organization (a "Rating Agency") below the fourth highest rating category or, if not rated by any Rating Agency, have been determined by Symphony to be of comparable quality.

   The Fund's investments in non-investment grade debt securities, including convertible lower rated debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Junk bonds are subject to greater risk of loss of income and principal than higher rated securities. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress than would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. In addition, periods of economic uncertainty and change probably would result in increased volatility of market prices of high yield securities. Non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher grade securities. Debt securities which the Fund has sold short may be favorably impacted (to the detriment of the Fund) by the factors discussed above (e.g., increased ability to service principal or interest payments).

   Convertible Securities. The Fund's investments in convertible securities subject the Fund to the risks associated with both fixed-income securities and stocks. To the extent that a convertible security's investment value as a bond is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with an ordinary fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Additionally, lower rated convertible securities are subject to increased speculative risks discussed above under the risks of High Yield ("Junk") Bonds.

   Non-U.S. Investments. The Fund may invest a portion of its assets in long or short positions in securities of non-U.S. companies and countries. Investing in these securities involves certain considerations not usually associated with investing in securities of U.S. companies or the U.S. government, including political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on dividends, interest, capital gain or other income; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Fund's investment opportunities. In addition, accounting and financial reporting standards that prevail in foreign countries generally are not equivalent to U.S. standards and, consequently, less information is available to investors in companies located in such countries than is available to investors in companies located in the U.S. Moreover, an issuer of securities may be domiciled in a country other than the country in whose currency the instrument is denominated. The values and relative yields of investments in the securities markets of different countries, and their associated risks, may be expected to change independently of each other. There is also less regulation, generally, of the securities markets in foreign countries than there is in the U.S. In addition, unfavorable changes in a foreign currency exchange rate may adversely affect the U.S. dollar values of securities denominated in foreign currencies or traded predominantly in non-U.S. markets. The Fund may, but is generally not required to, hedge against such risk, and there is no assurance that any attempted hedge will be successful.

   Because the Fund's investments in non-U.S. issuers will be concentrated in U.K. and other European investments, the Fund may be subject to greater risks caused by political and economic factors affecting the U.K. and European countries in particular than funds that do not similarly focus their foreign investments.

   Illiquid Investments. The Fund may invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists. The market prices, if any, for these securities tend to be volatile and the Fund may not be able to sell them, or buy them to cover a short position, when it desires to do so or to effect the transaction at what it perceives to be their fair value. The sale or purchase of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer spreads and other transaction expenses than does the sale or purchase of securities eligible for trading on national securities exchanges or in the larger over-the-counter markets. Restricted securities may sell at prices that are lower than similar securities that are not subject to restrictions on resale.

   Small Cap Stocks. A portion of the Fund's assets may be invested in long or short positions in securities of small and mid capitalization companies. Historically, such securities have been more volatile in price than those of larger capitalized, more established companies included in the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500"). The securities of small and mid capitalization companies historically have tended to pose greater investment risks because such companies may have limited product lines, distribution channels and financial and managerial resources. Further, there is often less publicly available information concerning such companies than for larger, more established businesses. The equity securities of small and mid capitalization companies are often traded over-the-counter or on regional exchanges and may not be traded in the volumes typical on a national securities exchange. Consequently, the Fund may be required to dispose of or cover short positions with respect to such securities over a longer (and potentially less favorable) period of time than is required to dispose of or acquire the securities of larger, more established companies. Investments in companies with limited operating histories are more speculative and entail greater risk than do investments in companies with an established operating record.

Special Investment Strategies and Techniques

   The Fund may utilize a variety of special investment strategies and techniques to pursue its investment objective, which may involve derivative transactions. Certain of the special investment strategies and techniques that the Fund may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

   Derivatives. The Fund may utilize "derivatives" to facilitate implementation of its investment strategies, or for other hedging and non-hedging purposes. Derivatives are securities and other instruments the value or return of which is based on the performance of an underlying asset, index, interest rate or other investment. Derivatives can include options contracts, shares of ETFs (defined below), swaps, futures contracts and forward contracts. Derivatives may be volatile in value and involve various risks, depending upon the derivative and its function in a portfolio. Special risks may apply to instruments that are invested in by the Fund in the future that cannot be determined at this time or until such instruments are developed or invested in by the Fund. Certain swaps, options and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk. Derivatives may entail leverage in that their investment exposures could be greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance. See "Leverage; Interest Rates; Margin" below. The discussion below addresses more specific risks associated with the particular derivative instruments that may be utilized by the Fund.

   Swaps. Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams that may be calculated in relation to a rate, index, instrument or certain securities and a particular "notional amount." Swaps may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty. Swaps can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swaps may increase or decrease the Fund's exposure to equity securities, long-term or short-term interest rates, foreign currency values, corporate borrowing rates, or other factors, and may increase or decrease the overall volatility of the Fund's portfolio. Swaps can take many different forms and are known by a variety of names. The most significant factor in the performance of swaps is the change in the individual equity values, specific interest rate, currency or other factors that determine the amounts of payments due to and from the counterparties. If a swap calls for payments by the Fund, the Fund must have sufficient cash on hand to make such payments when due. See also "Risk Factors--Special Investment Strategies and Techniques--Counterparty Credit Risk" below.

   Exchange Traded Funds. The Fund may invest in and sell short shares of exchange traded funds ("ETFs") and other similar instruments. These transactions will be used to adjust the Fund's exposure to the general market or industry sectors and to manage the Fund's risk exposure. ETF shares are shares of exchange traded investment companies that are registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and hold a portfolio of common stocks or fixed-income securities designed to track the performance of a particular index. Instruments that are similar to ETFs represent beneficial ownership interests in specific baskets of stocks (often of companies within a particular industry sector or group) or fixed-income securities. These securities also may be exchange traded, but unlike ETFs are not registered under the Investment Company Act. ETFs and other similar instruments involve risks generally associated with investments in a broadly based portfolio of common stocks or fixed-income securities, including the risk that the general level of stock or bond prices, or that the prices of stocks within a particular sector, may increase or decrease, thereby affecting the value of the shares of the ETF or other instrument. Additionally, if the Fund invests in shares of these instruments, it would, in addition to the Fund's own expenses, indirectly bear its ratable share of the ETF's expenses.

   Leverage; Interest Rates; Margin. The Fund is authorized to make margin purchases of securities and to borrow money from brokers and banks for investment purposes (i.e., in implementing its investment strategies). This practice, which is known as "leverage," is speculative and involves certain risks. The Fund also may borrow money for temporary or emergency purposes or in connection with the repurchase of Shares. The Fund may also "leverage" by using options, swaps, forwards and other derivative instruments. Although leverage presents opportunities for increasing total investment return, it has the effect of potentially increasing losses as well. Any event that adversely affects the value of an investment, either directly or indirectly, held by the Fund could be magnified to the extent that leverage is employed. The cumulative effect of the Fund's use of leverage, directly or indirectly, in a market that moves adversely to the Fund's investments could result in a loss that would be greater than if leverage were not employed. In addition, to the extent that the Fund borrows, the rates at which it can borrow may affect the operating results of the Fund.

   In general, the anticipated use of short-term margin borrowings by the Fund results in certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which the Fund has borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then the Fund could be subject to a "margin call," pursuant to which it must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value of the account. In the event of a precipitous drop in the value of the Fund's investments, the Fund might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice. The Fund's use of leverage will comply with applicable asset coverage requirements and other restrictions under the Investment Company Act. These requirements may limit the extent to which the Fund may utilize the High Yield Market Neutral strategy and the Convertible Arbitrage strategy

   Short Selling. The Fund will engage in short selling. Short selling involves selling securities that are not owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows an investor to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss because the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. For these reasons, short selling is considered a speculative investment practice.

   The Fund may also effect short sales "against the box." These transactions involve selling short securities that are owned (or that the Fund has the right to obtain). When the Fund enters into a short sale against the box, it will set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against the box.

   Hedging Transactions. In addition to short selling, the Fund may utilize a variety of financial instruments, such as derivatives, options, interest rate swaps, caps and floors and forward contracts to seek to hedge against declines in the values of its portfolio positions as a result of changes in currency exchange rates, certain changes in the equity markets and market interest rates and other events. Hedging transactions may also limit the opportunity for gain if the value of the hedged portfolio positions should increase. It may not be possible for the Fund to hedge against a change or event at a price sufficient to protect the Fund's assets from the decline in value of the portfolio positions anticipated as a result of such change. In addition, it may not be possible to hedge against certain changes or events at all. While the Fund may enter into hedging transactions to seek to reduce currency exchange rate and interest rate risks, or the risks of a decline in the equity market generally or one or more sectors of the equity market in particular, or the risks posed by the occurrence of certain other events, unanticipated changes in currency or interest rates or increases or smaller than expected decreases in the equity market or sectors being hedged or the non-occurrence of other events being hedged against may result in a poorer overall performance for the Fund than if the Fund had not engaged in any hedging transaction. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. Moreover, for a variety of reasons, the Fund may not seek to establish a perfect correlation between the hedging instruments being used and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to additional risk of loss.

   Counterparty Credit Risk. Many of the markets in which the Fund effects its transactions are "over-the-counter" or "inter-dealer" markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange based" markets. To the extent the Fund invests in swaps, derivative or synthetic instruments, or other over-the-counter transactions, on these markets, it is assuming a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from these protections. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of a contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. Counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single counterparty or small group of counterparties. The Fund is not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty. However, Symphony, intends to monitor counterparty credit exposure of the Fund. The ability of the Fund to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties' financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

General Risks

   Lack of Operating History. The Fund is a newly formed entity that has no operating history that investors can use to evaluate their anticipated investment performance. Symphony's portfolio management teams that are responsible for managing the Fund's investment portfolio have substantial experience in managing investment portfolios, including other investment funds having investment strategies substantially similar to those of the Fund.

   Non-Diversified Status. The Fund is a "non-diversified" investment company. Thus, there are no percentage limitations imposed by the Investment Company Act, on the portion of the Fund's assets that may be invested in the securities of any one issuer. The portfolio of the Fund may therefore be subject to greater risk than the portfolio of a similar fund that diversifies its investments. The Fund does intend to comply with the diversification requirements imposed by Section 851(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code"). Under these requirements, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets must be invested in cash, U.S. Government Securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited (for purposes of this calculation) to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets may be invested in securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

   Performance Fee. Nuveen (or an affiliate that it designates) will generally be entitled to receive a performance-based fee from the net profits, if any, of the Fund. Nuveen will pay Symphony % of the Performance Fee. This fee may create an incentive for Symphony to make investment decisions on behalf of the Fund that are riskier or more speculative than would be the case in the absence of the Performance Fee. In addition, because the Performance Fee is calculated based on net profits (including net realized and unrealized gains and net investment income) achieved by the Fund, the Performance Fee may be greater than if it were based solely on realized gains. Further, because the Performance Fee is accrued weekly, the Fund's net asset value could fluctuate during a fiscal year to a greater extent than if the Performance Fee were accrued on a less frequent basis. See "Management of the Fund--Management and Performance Fees."

   Limited Liquidity. An investment in the Fund provides limited liquidity since Shares may be held only through the Fund's distributor, Nuveen Investments (the "Distributor"), or through a broker or dealer (or financial intermediary) that has entered into a selling agreement with the Distributor, and shareholders will not be able to redeem Shares on a daily basis because the Fund is a closed-end fund. The Shares are not listed for trading on any securities exchange and the Fund does not intend to list them. There is no secondary trading market for Shares. As a result, the Shares are not readily marketable. In addition, with very limited exceptions, Shares are not transferable, and liquidity for investments in Shares will be provided only through repurchase offers made quarterly by the Fund. An investment in the Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

   The Fund believes that repurchase offers will generally be beneficial to the Fund's shareholders, and will generally be funded from available cash or sales of portfolio securities. However, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares for repurchase by increasing the Fund's expenses and reducing any net investment income. To the extent the Fund finances the repurchase of Shares by selling Fund investments, the Fund will hold a larger proportion of its total assets in highly illiquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which would in turn reduce the Fund's net asset value.

   Payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than Symphony would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover. Symphony intends to take measures (subject to such policies as may be established by Nuveen or the Board) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Shares.

   If a repurchase offer is oversubscribed by shareholders who tender Shares, the Fund will repurchase only a pro rata portion of the Shares tendered by each shareholder. In addition, a shareholder who tenders for repurchase only a portion of Shares it holds will
be required to maintain a minimum balance of $      , as of the repurchase
date. The Fund has the right to reduce the amount of Shares to be repurchased from a shareholder so that the required minimum balance is maintained. There is no guarantee that a shareholder will be able to sell the desired number of Shares. See "Repurchases of Shares."

                                USE OF PROCEEDS

   The Fund expects that the proceeds from the sale of Shares, net of the Fund's organization costs, offering costs and ongoing fees and expenses, will be used to implement the Fund's investment program and objective within one month after receipt of such proceeds by the Fund.

                 INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

THE FUND'S OBJECTIVE AND POLICIES

   The Fund's investment objective is to seek total return while also seeking to maintain low volatility in Share value and low return correlations to the broad equity and debt markets. Rather than seek to gain from general movements in the securities markets, the Fund seeks to produce total returns through securities selection and by employing a combination of market neutral alternative investment strategies. No assurance can be given that the Fund will achieve its investment objective.

   The Fund's investment objective is not fundamental and may be changed without the approval of its Shareholders. Except as otherwise stated in this prospectus or in the SAI, the investment policies and restrictions of the Fund are not fundamental and may be changed by the Board. The Fund's fundamental investment policies are listed in the SAI. Its principal investment policies and strategies are discussed below.

THE FUND'S INVESTMENT PROGRAM

   The Fund pursues its objective by employing a combination of market neutral alternative investment strategies that have historically exhibited low correlations to the broad equity and debt securities markets, as well as low correlations to one another. The investment strategies employed by the Fund include: U.S. Large Cap Market Neutral, U.S. Small Cap Market Neutral, U.K./Europe Market Neutral, High Yield Market Neutral and Convertible Arbitrage.

   The U.S. large Cap Market Neutral, U.S. Small Cap Market Neutral and the U.K./Europe Market Neutral strategies each seek to produce returns from investments in each of the U.S. large capitalization, U.S. small capitalization and U.K./European equity markets, respectively. Each of these strategies involves taking both long and short positions in approximately equal dollar amounts in common stocks (and occasionally other equity securities) of various companies in the applicable market areas and employing other portfolio construction techniques intended to reduce the systematic risk of investing in the applicable equity market. These portfolio construction techniques are intended to manage the portfolio's exposure to certain risks associated with equity positions, including sector risk and beta, as well as other quantitative risk measures. Symphony has managed accounts employing the U.S. Large Cap strategy since 1994, the U.S. Small Cap strategy since 1997 and the U.K./Europe strategy since 1997.

   In pursuing each of the U.S. Large Cap Market Neutral, U.S. Small Cap Market Neutral and U.K./Europe Market Neutral strategies, the Fund seeks to select relatively undervalued stocks for its long positions and to select relatively overvalued stocks for its short positions. Symphony uses proprietary techniques to rank equity securities based on various factors, including but not limited to fundamental valuation factors, data on purchases and sales by corporate insiders, analyst earnings estimates and revisions to those estimates and accounting policies, to determine the quality of reported earnings. The attractiveness of each security is determined by using a combination of quantitative and qualitative techniques. The Fund will then purchase long positions from among those securities having the most attractive rankings, and sell short positions from among those securities having the least attracting rankings. These positions may not always be fully hedged; i.e., the long positions may not always equal the short positions in dollar amount. Leverage is not expected to be utilized in connection with these strategies.

   High Yield Market Neutral is a strategy that seeks to produce returns from long and short investments in the U.S. high yield bond market (the Yield Market Neutral Strategy"). This long and short strategy involves taking both long and short positions in high yield bonds in approximately equal dollar amounts and employing other portfolio construction techniques intended to reduce the systematic risk of investing in the high yield bond market. High yield bonds are generally below investment grade quality and are commonly referred to as "junk bonds." These portfolio construction techniques are intended to manage the portfolio's exposure to certain risks associated with high yield positions, including maturity, interest rate and duration risk, as well as other quantitative risk measures. Symphony has managed accounts employing the High Yield Market Neutral Strategy since 1999.

   In pursuing the High Yield Market Neutral Strategy, the Fund seeks to select relatively undervalued bonds for its long positions and relatively overvalued bonds for its short positions. Symphony uses proprietary fixed-income valuation models to rank high yield securities and performs a detailed credit analysis on each issuer whose securities are under consideration for purchase or sale. The attractiveness of each security is determined by using a combination of quantitative and qualitative techniques. The Fund will then purchase long positions from among those securities having the most attractive rankings, and sell short positions from among those securities having the least attracting rankings. These positions may not always be fully hedged; i.e., the long positions may not always equal the short positions in dollar amount. The High Yield Market Neutral strategy will involve the use of leverage.

   Convertible Arbitrage is a strategy that seeks to produce returns from investments in multiple securities of the same issuer that are traded in the U.S. markets (the "Convertible Arbitrage Strategy"). This strategy involves seeking to take advantage of pricing anomalies between the convertible securities of an issuer and the underlying equity or debt securities of that same issuer, typically (but not always) by purchasing long a convertible bond of an issuer and selling short the underlying stock of the same issuer (or vice versa). Long and short positions in the respective securities are purchased and sold in amounts designed to make the Fund "delta neutral" as to each issuer. "Delta neutral" refers to a portfolio of offsetting long and short positions balanced so that the "delta," i.e., the ratio of the change in price in a company's convertible bond (taking into account any imbedded option) to the price of the underlying security, is at or near one. However, the Fund may not always fully hedge its positions (i.e., be "delta neutral" as to each issuer). Symphony has managed accounts employing the Convertible Arbitrage Strategy since 1997.

   In pursuing the Convertible Arbitrage Strategy, the Fund generally seeks to acquire convertible bonds of issuers Symphony believes to be creditworthy while selling short the underlying equity securities of the same issuer that Symphony believes to be overvalued. Symphony uses proprietary fixed-income valuation models to rank convertible securities and performs a detailed credit analysis on each issuer whose securities are under consideration for purchase or sale. The equity securities of these issuers are analyzed and ranked using the same proprietary techniques used for the construction of the U.S. Large Cap Market Neutral, U.S. Small Cap Market Neutral and U.K./Europe Market Neutral portfolios. The attractiveness of each security is determined by using a combination of quantitative and qualitative techniques. The Convertible Arbitrage Strategy will involve the use of leverage. See "Borrowing; Use of Leverage" below.

   Allocations. The Fund's allocation to the U.S. Large Cap Market Neutral, U.S. Small Cap Market Neutral, U.K./Europe Market Neutral, High Yield Market Neutral and Convertible Arbitrage strategies can vary from time to time. It is generally expected that the Fund's assets will reflect a mix of each of the five strategies. However, at all times (except for extraordinary circumstances such as the initial quarter of the Fund's operations), the Fund's assets will be allocated to at least one of the: (i) U.S. Large Cap Market Neutral, U.S. Small Cap Market Neutral or U.K./Europe Market Neutral strategies; and (ii) High Yield Market Neutral or Convertible Arbitrage strategies. There is no minimum or maximum allocation to any one of the strategies. Accordingly, it is possible that at any given time, one or more strategies may be significantly over- or underrepresented in the Fund's portfolio (or, not represented at all). To the extent any one strategy is disproportionately represented in the portfolio, the above-described risks (See "Investment Related Risks") associated with that strategy become magnified and could have a disproportionate adverse effect on the Fund's net asset value. The allocation of Fund assets to the various strategies is based on Symphony's assessment of the relative opportunities for total return. This assessment may take into account prevailing market and economic conditions as well as other factors that could impact the relative effectiveness of the five strategies.

   In lieu of pursuing any one of the Fund's five strategies directly, the Fund may establish, subject to the approval of the Fund's Board of Trustees, a separate investment vehicle to invest the portion of the Fund's assets allocated to that strategy (a "Separate Account"). It is expected that any Separate Account would be organized as a limited partnership of which the Fund would be the sole limited partner and Symphony would serve as the general partner responsible for investment of the account's assets. The Fund would generally use a Separate Account when deemed beneficial to the Fund for risk management, tax efficiency, operational efficiency or other reasons. The Fund's investment policies and restrictions, as well as the Investment Company Act's limitations and prohibitions on the Fund's investments, would apply to management of the assets of a Separate Account as if the assets were invested by the Fund directly. It is currently expected that a Separate Account will be used in pursuing the Convertible Arbitrage strategy. To the extent Fund assets are invested in a Separate Account, the Fund's shareholders would indirectly bear their ratable share of the operating expenses of the Separate Account.

   The Fund will invest its cash reserves in high quality fixed-income securities. These investments may include money market instruments and other short-term debt obligations, shares of money market mutual funds, and repurchase agreements with banks and broker-dealers. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a significant portion of its assets in these securities or hold cash. This could prevent the Fund from achieving its investment objective.

   In pursuing its investment objective, the Fund may engage in active and frequent trading of its portfolio securities which could result in a high portfolio turnover rate. A high portfolio turnover rate (e.g., over 100%) could result in high brokerage costs and increase taxable distributions to the Fund's shareholders. The Fund is actively managed and its investment strategies may be employed without regard to the tax consequences of the Fund's transactions on Fund shareholders.

Borrowing; Use of Leverage

   The Fund is authorized, subject to any policies of the Board, to make margin purchases of securities and to borrow money from brokers and banks for investment purposes. This practice, which is known as "leverage," is speculative and involves certain risks. See "Risk Factors--Leverage; Interest Rates; Margin."

   The Fund is subject to the Investment Company Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the "Asset Coverage Requirement"). This means that the value of the Fund's total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). The Asset Coverage Requirement will apply to borrowings by the Fund, as well as to other transactions by the Fund that are deemed to result in the creation of a "senior security." Generally, in conjunction with portfolio positions that are deemed to constitute senior securities, the Fund must: (1) observe the Asset Coverage Requirement; (2) maintain daily a segregated account in cash or liquid securities at such a level that the amount segregated plus any amounts pledged to a broker as collateral will equal the current value of the position; or (3) otherwise cover the portfolio position with offsetting portfolio securities. Segregation of assets or covering portfolio positions with offsetting portfolio securities may limit the Fund's ability to otherwise invest those assets or dispose of those securities. Short sales transactions inherently generate asset coverage given the value of the securities required to be maintained with the broker in order to "cover" the transaction. However, additional asset coverage could be required in the event the value of the security sold short exceeds the value of the securities used to cover the transaction. The Fund's investments in certain derivatives can create economic leverage which is not subject to the Asset Coverage Requirement, but involve risks similar to the use of leverage.

Short Selling

   The Fund will sell securities short. To effect a short sale, the Fund will borrow the security from a brokerage firm, or other permissible financial intermediary, and make delivery to the buyer. The Fund then is obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Fund, which could result in a loss or gain, respectively. The use of short sales is a speculative practice and involves significant risks. See "Risk Factors--Short Selling."

Derivatives

   The Fund may use financial instruments, known as derivatives, in seeking to achieve its investment objective. Examples of derivatives include stock options, index options, shares of ETFs, swaps, futures contracts and forward contracts. The Fund may utilize "derivatives" to facilitate implementation of its investment strategies, or for other hedging and non-hedging purposes. For example, in implementing any one of the U.S. Large Cap Market Neutral, U.S. Small Cap Market Neutral and U.K./Europe Market Neutral strategies, the Fund may utilize equity swaps, options or ETFs to help simulate the economic exposure desired from specific long and/or short equity positions. These transactions may be more efficient and less costly than entering into the actual individual long and short positions. Other examples can include the use of options to help achieve delta neutrality in implementing the Convertible Arbitrage Strategy, or to manage the maturity and duration exposure of the high yield portfolio as part of the High Yield Market Neutral Strategy. These examples are for illustrative purposes only. The Fund is authorized to use any combination of derivatives in a variety of ways in pursuing its investment objective. From time to time, new derivatives instruments are developed and offered in the marketplace. The Fund is authorized to utilize any such new instruments in pursuing its investment objective. Transactions in derivatives involve risks. See "Risk Factors--Derivatives."

Short-Term and Defensive Investments

   The Fund will invest its cash reserves in high quality fixed-income securities. These investments may include money market instruments and other short-term debt obligations, shares of money market mutual funds, and repurchase agreements with banks and broker-dealers. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a significant portion of its assets in these securities or hold cash. This could prevent the Fund from achieving its investment objective. Repurchase agreements involve certain risks that are described in the SAI.

                         SYMPHONY PERFORMANCE HISTORY

   Symphony's performance history with respect to each of the five strategies pursued by the Fund is presented in the performance charts in Appendix B. This performance information does not represent the investment performance of the Fund. The information is provided to illustrate the experience and historic investment results obtained by Symphony in the five strategies to be employed by the Fund and should not be viewed as indicative of the Fund's future investment performance. Prospective investors should carefully read the notes accompanying the investment performance charts in Appendix B. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE INVESTMENT RESULTS.

                            MANAGEMENT OF THE FUND

General

   The Fund's Board provides broad oversight over the operations and affairs of the Fund. A majority of the Board is comprised of persons who are not "interested persons," as defined by the Investment Company Act, of the Fund and are not affiliated with Nuveen or Symphony ("Independent Trustees").

   Nuveen Advisory Corp. ("Nuveen") serves as the Fund's investment adviser. Its address is 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen is a wholly owned subsidiary of The John Nuveen Company, as is the Distributor. Affiliates of The John Nuveen Company have over $75 billion of net assets under management as of September 30, 2002. Founded in 1898, The John Nuveen Company is a majority-owned subsidiary of The St. Paul Companies, Inc., a publicly-traded company which is principally engaged in providing property-liability insurance through subsidiaries.

   Pursuant to an investment management agreement with the Fund (the "Advisory Agreement"), Nuveen is responsible for developing, implementing and supervising the Fund's investment program. Nuveen is authorized, subject to the approval of the Board, to retain one or more sub-advisers to provide any or all of the investment advisory services required to be provided to the Fund or to assist Nuveen in providing these services.

   Symphony Asset Management, LLC ("Symphony"), an affiliate of Nuveen, has been retained by Nuveen to serve as the Fund's sub-adviser. Symphony is responsible for providing day-to-day investment management services to the Fund, subject to the supervision of Nuveen. It receives a fee for these services from Nuveen. Its address is 555 California Street, Suite 2975, San Francisco, California 94104.

   Symphony has been in existence since 1994. Symphony's assets under management include accounts of institutional and high net worth clients, and private U.S. and offshore investment funds. As of September 30, 2002, Symphony had approximately $3 billion in assets under management.

Portfolio Management Teams

   Symphony's Market Neutral Allocation Team is responsible for determining the portion of Fund assets to be allocated to the particular strategies. The five strategies are each managed by separate teams of managers listed below. (The name of each team corresponds to the strategy it manages.)

      The U.S. Large Cap Market Neutral Team

      The U.S. Small Cap Market Neutral Team

      The U.K./Europe Market Neutral Team

      The High Yield Market Neutral Team

      The Convertible Arbitrage Team

   Praveen Gottipalli heads the U.S. Large Cap Market Neutral Team and the U.S. Small Cap Market Neutral Team. Mr. Gottipalli has been the Director of Investments for Symphony since its inception in 1994. He has worked on a number of investment management strategies for Symphony, including market neutral strategies that combine quantitative and qualitative analyses.

   Mr. Gottipalli and Shannon M. Parrott head the U.K./Europe Market Neutral Team. Ms. Parrott has been an International Portfolio Manager for Symphony since 1998. Ms. Parrott's responsibilities include international portfolio management, trading and research for Symphony's international investment strategies. Prior to joining Symphony, Ms. Parrott was an Associate at Volpe Brown Whelan & Company, a San Francisco-based investment bank, in the Mergers and Acquisitions group.

   Deepak Gulrajani and Gunther Stein head the High Yield Market Neutral Team. Mr. Gulrajani has been a Fixed Income Portfolio Manager for Symphony since 1997. His responsibilities include portfolio management, trading and research for Symphony's fixed-income strategies. Prior to joining Symphony, Mr. Gulrajani was the Director of Fixed Income Strategies at Barclays Global Investors. Mr. Stein has been a Fixed Income Portfolio Manager for Symphony since 1999. His responsibilities include portfolio management, trading and research for Symphony's fixed-income strategies. Prior to joining Symphony, Mr. Stein was a High Yield Portfolio Manager at Wells Fargo overseeing a team of five analysts.

   Mr. Gulrajani also heads the Convertible Arbitrage Team.

Management and Performance Fees

   As compensation for services required to be provided by Nuveen under the Advisory Agreement, the Fund will pay Nuveen a management fee computed at the
annual rate of    % of the Fund's average weekly net assets (the "Management
Fee"). The Management Fee will be paid monthly. In addition, the Fund will pay
Nuveen a performance fee (the "Performance Fee") equal to     % of the Fund's
net profits (including net realized and unrealized gains and net investment income) for each fiscal year. The fiscal year of the Fund ends on December 31 of each year. However, a Performance Fee will be payable in any fiscal year only if and to the extent that net profits for that fiscal year exceed the aggregate dollar amount of any net loss (realized and unrealized) incurred by the Fund in either of the two prior fiscal years, which losses have not previously been offset by subsequent net profits (the "Loss Carryforward"). Thus, if the Fund experienced net losses in either of the two previous fiscal years, there would be no Performance Fee payable for the current fiscal year except on net profits exceeding prior net losses which have not been recovered.

   The Performance Fee, if any, will be accrued weekly for purposes of calculating the Fund's net asset value. The Loss Carryforward will be adjusted on a weekly basis in a Loss Carryforward Account. The balance in the Loss Carryforward Account will be reduced (but not below $0) to the extent of the amount of net profits, if any, for each week, and will be increased to the extent of the amount of any net loss for the week. In the event the Fund's assets are reduced as a result of net repurchases of Shares by the Fund, the Fund will reduce (but not below $0) the balance in the Loss Carryforward Account in a proportionate amount to the decrease in assets. No Performance Fee will be accrued for any given week if there is a positive balance in the Loss Carryforward Account. The Performance Fee, if any, will be paid to the Adviser promptly after the end of each fiscal year based on the performance of the Fund for the fiscal year.

   The Adviser will be under no obligation to repay any Performance Fee paid to it by the Fund. Thus, the payment of a Performance Fee will not be reversed by a subsequent positive balance in the Loss Carryforward Account. Investors purchasing Shares after one or two fiscal years in which there are significant Loss Carryforwards could be advantaged over investors who acquired Shares prior to or during the Fund's experiencing substantial net losses, because the Fund must first recover all of the Loss Carryforward before it pays a Performance Fee.

   Nuveen pays Symphony   % of the Management Fee and   % of the Performance
Fee for its services as sub-adviser.

   There will be no additional Management Fee or Performance Fee assessed on a Separate Account's assets. However, the Fund's Management Fee and Performance Fee will take into account the value of the Fund's assets invested in the Separate Account as well as the investment performance of such assets.

Administration, Accounting, and Other Services

   provides various administration, fund accounting, investor accounting and
taxation services to the Fund.        also will provide transfer agent services
to the Fund. In consideration of these services, the Fund will pay    a monthly
fee which is not expected to exceed   % of the Fund's net assets on an annual
basis and will reimburse       for certain out-of-pocket expenses. The
principal business address of     is     .

Custodian

                        (the "Custodian") serves as the custodian of the Fund's assets, and may maintain custody of the Fund's assets with domestic and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Board. The principal
business address of the Custodian is           .

Shareholder Servicing Arrangements

   Under the terms of an shareholder servicing agreement between the Fund and the Distributor (the "Shareholder Servicing Agreement"), the Distributor is authorized to retain brokers or dealers and financial intermediaries to provide ongoing investor services and account maintenance services to shareholders that are their customers ("Shareholder Service Providers"). These services include, but are not limited to, handling investor inquiries regarding the Fund (e.g., responding to questions concerning investments in the Fund, account balances, and reports and tax information provided by the Fund); assisting in the enhancement of relations and communications between shareholders and the Fund; assisting in the establishment and maintenance of shareholder accounts with the Fund; assisting in the maintenance of Fund records containing shareholder information; and providing such other information and shareholder liaison services as the Distributor may reasonably request. Under the Shareholder Servicing Agreement, the Fund will pay a shareholder servicing fee computed at the annual rate of % of the average weekly net assets of the Fund to reimburse the Distributor for payments made to Shareholder Service Providers. The Distributor will be entitled to reimbursement under the Shareholder Servicing Agreement for any payments it may make to any affiliated Shareholder Service Providers.

Fund Expenses

   The Fund will bear its own expenses including, but not limited to: the Management Fee and the Performance Fee (portions of each are paid by Nuveen to Symphony); fees for shareholder services; brokerage commissions; any taxes; investment-related expenses incurred by the Fund (e.g., placement fees, interest on indebtedness, fees for data and software providers, research expenses, professional fees (including, without limitation, expenses of consultants and experts) relating to investments); fees and expenses for administration, accounting, transfer agent and custody services; the fees and disbursements of Fund legal counsel, legal counsel to the Independent Trustees, and the Fund's independent auditors; costs associated with the registration of the Fund and Shares, including the costs of compliance with Federal and state laws; costs and expenses of holding meetings of the Board and meetings of shareholders, including costs associated with the preparation and dissemination of proxy materials; the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund and/or the Board; and such other expenses as may be approved by the Board. In addition, to the extent Fund assets are allocated to a Separate Account, the Fund will bear a Separate Account's expenses of operation. However, because a Separate Account will not incur any management or performance fees, marketing fees, or shareholder servicing fees, its operating expenses are expected to be immaterial relative to the Fund's overall expenses.

   The Fund's organizational expenses will be borne by the Fund and are
estimated at $      . In addition, the Fund also will bear certain expenses,
not to exceed $      , associated with the initial offering of Shares.

                            INVESTOR QUALIFICATIONS

   Shares are being offered only to investors that are "Qualified Clients." Currently, Qualified Clients include: (i) natural persons and companies (other than investment companies) that represent that they have a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $1,500,000; (ii) persons who are "qualified purchasers" as defined by the Investment Company Act and the rules thereunder; and (iii) certain knowledgeable employees who participate in Nuveen's or Symphony's investment activities. Shares may be held through brokers, dealers or other financial intermediaries that have entered into an agreement with the Distributor. A prospective investor or such prospective investor's broker, dealer or other financial intermediary will be required to certify before an investment in the Fund may be made that the investor meets the foregoing requirements and that he, she or it will not transfer his, her or its Shares except in limited circumstances. The Fund reserves the right to limit transfers of Shares in its discretion. A form of certification is contained in Appendix A of this prospectus. The Fund will not be obligated to sell to brokers, dealers or financial intermediaries any Shares that have not been sold to Qualified Clients that meet all applicable requirements to invest in the Fund.

   Shares may be transferred only to another Qualified Client meeting the foregoing requirements. In addition, Shares may be held only through a broker, dealer or other financial intermediary that is a party to an agreement with the Fund's Distributor. Such brokers, dealers and other financial intermediaries have agreed to note the existence of transfer restrictions on confirmations of sales by them to their customers occurring after the closing. These brokers, dealers and other financial intermediaries have also agreed to ensure that transfers between their customers are made only to Qualified Clients. Any purported transfer of Shares (i) to an account held through a broker, dealer or other financial intermediary that is not a party to an agreement with the Fund's Distributor or (ii) to any person who is not a Qualified Client will be void, and the intended transferee will acquire no rights in the Shares sought to be transferred. These transfer restrictions will apply to all transfers, including gifts or transfers by the descent and distribution laws of any jurisdiction (i.e., by bequest or intestate transfer as a result of an investor's demise). In addition, any purported transfer that violates the foregoing transfer restrictions will provide the Fund with the right but not the obligation to repurchase such Shares at their then current net asset value from such transferor investor's transferee or estate. This right would be in addition to any other remedy that the Fund may have, including, when consistent with applicable law, refusing to recognize any such transfer. Shareholders may be unable to sell or transfer Shares in the manner or at the time they desire, and they should not expect that they will be able to transfer their Shares at all.

                             REPURCHASES OF SHARES

No Right of Redemption

   No shareholder or other person holding Shares of the Fund acquired from a shareholder will have the right to require the Fund to redeem those Shares or any portion thereof. There is no public market for Shares, and none is expected to develop. The Fund will not list its Shares on a stock exchange or similar market. With very limited exceptions, Shares are not transferable, and liquidity for investments in Shares will be provided only through limited repurchase offers that will be made by the Fund. Consequently, shareholders may not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.

Repurchases of Shares

   The Fund will make offers to repurchase its Shares four times each year, as of the last business day of March, June, September and December (each, a "Repurchase Date"), in amounts determined by the Board ranging from 5% to 25% of the Fund's outstanding Shares. The Fund intends to make repurchase offers pursuant to Rule 23c-3 under the Investment Company Act. In connection with these offers, a shareholder will have the opportunity to transfer all or a portion of their Shares for repurchase by the Fund, subject to the terms and conditions of the repurchase offer, which are described generally below. A
repurchase fee equal to   % of the value of Shares repurchased by the Fund will
apply if the date as of which the Shares are repurchased is less than one year following the date of a shareholder's initial investment in the Fund. The repurchase fee, if applicable, will be payable to the Distributor, and deducted before payment of the proceeds of the repurchase to the investor.

   When a repurchase offer commences, the Fund will send a notification of the offer to shareholders. The notification will specify, among other things:

  . The percentage of outstanding Shares of the Fund that the Fund is offering to repurchase.

  .  The date on which a shareholder's repurchase request is due.

  . The date that will be used to determine the net asset value per Share applicable to the repurchase. This is generally expected to be the day on which requests are due.

  . The date by which shareholders will receive the proceeds from the repurchase of their Shares.

  . The net asset value per Share of the Fund no more than seven days prior to the date of the notification.

   The Fund intends to send this notification approximately 30 days before the due date for repurchase requests. In no event will the notification be sent less than 21 or more than 42 days in advance. Shares generally may be held only through the Distributor or a broker or dealer that has entered into a selling agreement with the Distributor. Certificated Shares will not be available, and shareholders will not receive repurchase offers directly from the Fund. Your selected broker or dealer may require additional time to mail the repurchase offer to you, to process your request, and to credit your account with the proceeds of any repurchased Shares.

   If a repurchase request is not submitted in good order by the due date, a shareholder will be unable to liquidate Shares until a subsequent Repurchase Date, and the request will need to be resubmitted. Shareholders may withdraw or change their repurchase requests at any time prior to the due date.

Pro Rata Purchases of Shares in the Event of an Oversubscribed Repurchase Offer

   There is no minimum number of Shares that must be tendered before the Fund will honor repurchase requests. However, the percentage determined by the Board for each repurchase offer will set a maximum number of Shares that may be repurchased. In the event a repurchase offer is oversubscribed, the Fund will repurchase the Shares tendered on a pro rata basis.

   If pro-ration is necessary, the Fund will send a notice of pro-ration to selected brokers and dealers on the business day following the due date for the repurchase offer. The number of Shares each investor asked to have repurchased will be reduced by the same percentage. Any Shares that are tendered, but are not repurchased due to pro-ration, will not be eligible for repurchase until the following Repurchase Date, and such Shares will not be given any priority over the repurchase requests of other shareholders at the later date. Thus, there is a risk that the Fund may not purchase all of the Shares that a shareholder may wish to have repurchased on a given Repurchase Date or on any later Repurchase Date. In anticipation of the possibility of pro-ration, some shareholders may tender more Shares than they wish to have repurchased on a particular Repurchase Date, thereby increasing the likelihood of pro-ration. THERE IS NO ASSURANCE THAT YOU WILL BE ABLE TO SELL AS MANY SHARES AS YOU DESIRE TO SELL IN ANY REPURCHASE OFFER.

   The Fund may suspend or postpone a repurchase offer in limited circumstances, but only with the approval of a majority of the Board, including a majority of Independent Trustees. Repurchases of Shares by the Fund are subject to certain regulatory requirements imposed by SEC rules.

Minimum Required Balance

   A shareholder who tenders for repurchase only a portion of its Shares will
be required to maintain a minimum balance of $     of Shares, as of the
Repurchase Date. The Fund has the right to reduce the amount of Shares tendered for repurchase by a shareholder so that the required minimum balance is maintained.

Determination of Repurchase Price

   The repurchase price payable for Shares repurchased by the Fund will be equal to the net asset value per Share on the date specified in the notice. The Fund's net asset value may change materially between the date a repurchase offer is mailed and the due date, and it may also change materially shortly after a repurchase is completed. The method by which the Fund calculates its net asset value per Share is discussed under the caption "Calculation of Net Asset Value."

Payment

   The Fund expects to repurchase Shares on the next business day after the net asset value determination date. Proceeds will be distributed to intermediaries in the repurchase offer notification, usually on the third business day after repurchase. In any event, the Fund will pay repurchase proceeds no later than seven days after the net asset value determination date.

Impact of Repurchase Policies on the Liquidity of the Fund

   From the time the Fund distributes a repurchase offer notification until the net asset value determination date, a percentage of the Fund's assets at least equal to the percentage of its Shares that are subject to the repurchase offer must consist of (i) assets that may be disposed of in the ordinary course of business by the Fund at approximately the price at which they are valued with a period of time not greater than the period between the due date for the repurchase offer and the date specified for payment for the repurchased Shares to be made or (ii) assets which mature by the specified payment date. The Fund is also permitted to borrow money to meet repurchase requests. Borrowing by the Fund involves certain risks for shareholders. See "Risk Factors--Leverage; Interest Rates; Margin."

In-Kind Repurchases

   Under normal conditions, the Fund intends to repurchase its Shares for cash. However, the Fund reserves the right to pay for all or a portion of its repurchased Shares with an in-kind distribution of a portion of its portfolio securities.

   Repurchase of the Shares will tend to reduce the number of outstanding Shares and, depending upon the Fund's investment performance, its net assets. A reduction in the Fund's net assets will tend to increase the Fund's expense ratio. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares for repurchase by increasing the Fund's expenses and reducing any net investment income.

   In addition, the repurchase of Shares by the Fund will be a taxable event to shareholders. For a discussion of these tax consequences, see "Taxes" and also "Tax Aspects" in the SAI.

Mandatory Redemption by the Fund

   The Fund may redeem the Shares of any shareholder or any person acquiring Shares from or through a shareholder under certain circumstances, including if: ownership of the Shares by the shareholder or other person will cause the Fund to be in violation of certain laws; continued ownership of the Shares may adversely affect the Fund; any of the representations and warranties made by a shareholder in connection with the acquisition of the Shares was not true when made or has ceased to be true; or it would be in the best interests of the Fund to repurchase the Shares or portion thereof. Shareholders whose Shares are repurchased by the Fund will not be entitled to a return of any amount of sales load that was charged in connection with the purchase of such Shares.

                        CALCULATION OF NET ASSET VALUE

   The Fund currently computes its net asset value weekly as of the close of regular trading (generally 4:00 p.m. New York time) on the last day of the week that the New York Stock Exchange is open for business. During the period in which Shares are offered and the five business days preceding a repurchase request deadline, the Fund shall compute its net asset value per Share daily. The Fund may determine to compute its net asset value more frequently than weekly. Securities owned by the Fund will be valued at current market prices. If reliable market prices are unavailable, securities will be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

   Expenses of the Fund, including the Performance Fee, the Management Fee and the costs of any borrowings, are accrued weekly and taken into account for the purpose of determining net asset value. The repurchase price received by a shareholder whose Shares are repurchased in a quarterly repurchase offer will reflect the Performance Fee paid or accrued by the Fund on or before the Repurchase Date. No adjustment to a repurchase price will be made after it has been paid. See "Risk Factors--Performance Fee."

   Net asset value per Share is computed by subtracting the Fund's liabilities from the value of its assets and then dividing the result by the number of Shares then outstanding. Net asset value per Share will be rounded up or down to the nearest cent.

                             DESCRIPTION OF SHARES

   The Fund is a Delaware business trust organized on December 10, 2002. The Fund is governed by the Board. The Fund may issue an unlimited number of shares of beneficial interest with a $0.01 par value. All Shares have equal rights and privileges. Each Share is entitled to one vote on all matters as to which Shares are entitled to vote, to participate equally with other Shares in dividends and distributions declared by the Fund and on liquidation of their proportionate share of the assets remaining after satisfaction of outstanding liabilities. Fractional Shares have proportionally the same rights, including voting rights, as are provided for a full share.

   The Board, in its absolute discretion, may prescribe such bases and times for declaring and paying dividends and other distributions on Shares, as they may deem necessary or desirable. No shareholder or other person holding Shares acquired from a shareholder will have the right to require the Fund to redeem those Shares or any portion thereof.

   Shares do not have preemptive, subscription or conversion rights, and are not liable for further calls or assessments. In general, any action requiring a vote of the shareholders of the Fund shall be effective if taken or authorized by the affirmative vote of a majority of the aggregate number of the votes entitled to vote thereon. Any change in the Fund's fundamental policies may also be authorized by the vote of the holders of "a majority of the outstanding voting securities" of the Fund, as defined in Section 2(a)(42) of the Investment Company Act. The Declaration of Trust of the Fund (the "Declaration") requires the affirmative vote of the holders of a majority of the outstanding Shares to authorize a merger or consolidation of the Fund or certain sales of all or substantially all of the Fund's assets, except that if the majority of the Board approves such merger, consolidation or sale, the approval of a majority of Shares present (in person or by proxy) at the shareholders' meeting shall be sufficient. The Declaration also requires the affirmative vote or consent of the holders of sixty-seven percent (67%) of outstanding Shares to convert the Fund from a closed-end to an open-end company, except that if a majority of the Board approves such conversion, the approval of a majority of the Fund's outstanding Shares shall be sufficient.

   Meetings of shareholders to consider any matter as to which a vote of shareholders is required by the Investment Company Act or is permitted to be requested by shareholders pursuant to the Investment Company Act and as to which the Board has not called a meeting of shareholders shall be called by the secretary upon the written request of the holders of Shares entitled to cast not less than ten percent (10%) of all the votes then entitled to be cast on such matter at a meeting of shareholders. Such request shall state the purpose or purposes of such meeting and the matters proposed to be acted on thereat. Only the Board may amend the bylaws. Some of the foregoing could have the effect of delaying, deferring or preventing changes in control of the Fund.

   Shares have noncumulative voting rights, which means that the holders of more than 50% of the Shares voting for the election of trustees of the Fund (each a "Trustee", collectively, the "Trustees") can elect 100% of the Trustees if they choose to do so and in such event, the holders of the remaining Shares so voting will not be able to elect any Trustees.

   The Fund may be terminated at any time by vote of the holders of a majority of the outstanding Shares entitled to vote, or by the Trustees. Upon termination of the Fund, after paying or providing for all obligations of the Fund, the Fund shall, in accordance with such procedures as the Board consider appropriate, reduce the remaining assets held, severally, with respect to each class to distributable form in cash or Shares or other securities, or any combination thereof, and distribute the proceeds held ratably according to the number of Shares that class held by the several shareholders on the date of termination.

   Under the Declaration, each Trustee shall serve during the continued lifetime of the Fund until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the Investment Company Act may require the election by shareholders. As a result, normally no annual or regular meetings of shareholders will be held, unless matters arise requiring a vote of shareholders under the Declaration or the Investment Company Act.

                                     TAXES

   This summary of certain aspects of the Federal income tax treatment of the Fund and its shareholders is based upon the Code, judicial decisions, Treasury Regulations and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws. The Fund is actively managed and its investment strategies may be employed without regard to the tax consequences of the Fund's transactions on the Fund's shareholders.

   Taxation of the Fund. The Fund intends to qualify to be treated as a regulated investment company under Subchapter M of the Code. While so qualified, the Fund will not be required to pay Federal income tax on that portion of its investment company taxable income and net capital gains it distributes to shareholders. The Fund intends to distribute substantially all of such income and gains to its shareholders each year and intends to distribute its income and gains in such a way that it will not be subject to the 4% Federal excise tax on certain undistributed amounts.

   The Fund, or a Separate Account, intends to elect to "mark-to-market" for Federal income tax purposes its gains and losses relating to one or more strategies. Such gains and losses will in most cases be characterized as ordinary income and loss. The benefits of this election depend, among other things, on whether the Fund, or the Separate Account, continues to be engaged in a trade or business as a trader in securities with respect to such strategies, and there can be no assurance that such election will be given effect at all times with respect to such strategies. A disallowance of the "mark-to-market" election could materially increase the amounts of taxable distributions the Fund must make to its shareholders to maintain its qualification as a regulated investment company under Subchapter M of the Code and to avoid the imposition of the 4% Federal excise tax.

   Certain investments will cause the Fund to recognize taxable income in a year prior to the receipt by the Fund of a distribution, if any, from such investments relating to such income. The Fund nevertheless is required to make a taxable distribution to its shareholders with respect to such "phantom income" in the year of recognition and may need to borrow for that purpose.

   Taxation of Shareholders. Most shareholders normally will have to pay Federal income tax and any state or local taxes on the dividends and distributions they receive from the Fund whether dividends and distributions are paid in cash or reinvested in additional Shares. The tax status of any dividend or distribution is the same regardless of how long a shareholder has been an investor in the Fund. In the case of corporations which hold Shares, certain income from the Fund may qualify for a 70% corporate dividends-received deduction. Following the end of each calendar year, every shareholder will be sent tax information regarding the distributions made to such shareholder during the calendar year.

   Distributions paid in January but declared by the Fund in October, November or December of the previous year are taxable to a shareholder in the previous year. A shareholder who sells Shares in the Fund will generally recognize capital gains or losses, which will be long-term or short-term depending on the shareholder's holding period for the Shares being sold.

   The Fund's transactions in options, short sales, futures and forward contracts are subject to special tax rules. These rules and rules applicable to wash sales, straddle transactions and certain other types of transactions can affect the amount, timing and characteristics of distributions to shareholders.

   The Fund is required by Federal law to withhold 30% of reportable payments (which may include dividends, capital gain distributions and redemptions) made to certain shareholders. In order to avoid this backup withholding requirement, a shareholder must complete a Form W-9, Form W-8BEN or other applicable form.

   There is no other tax withholding requirement with respect to a shareholder who is not a U.S. person within the meaning of the Code ("Non-U.S. Person") on the portion of the Fund's distributions that consist of long term capital gains realized by the Fund. However, the remaining distributions to Non-U.S. Persons are generally subject to a 30% withholding tax, unless reduced or eliminated by treaty. Other rules may apply to Non-U.S. Persons whose income from the Fund is effectively connected with the conduct of a U.S. trade or business by such Non-U.S. Person; such investors should consult with their own advisers regarding those rules.

   From time to time, the Fund may be considered under the Code to be a nonpublicly offered regulated investment company. Pursuant to Treasury Department regulations, certain expenses of nonpublicly offered regulated investment companies, including advisory fees, may not be deductible by certain shareholders, generally including individuals and entities that compute their taxable income in the same manner as an individual (thus, for example, a qualified pension plan is not subject to this rule). Such a shareholder's pro rata portion of the affected expenses will be treated as an additional dividend to the shareholder and will be deductible by such shareholder, subject to the 2% "floor" on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Code. A regulated investment company generally will be classified as nonpublicly offered unless it either has 500 shareholders at all times during a taxable year or continuously offers shares pursuant to a public offering.

   A more detailed discussion of the tax considerations related to an investment in the Fund is contained in the Statement of Additional Information. Each shareholder should consult its own tax adviser as to the tax consequences of investing in the Fund, including the application of state and local taxes which may be different from the Federal income tax consequences described above.

                           DISTRIBUTION ARRANGEMENTS

General

   The Distributor acts as the distributor of the Shares on a best efforts basis, subject to various conditions, pursuant to the terms of a Distribution Agreement entered into with the Fund. Shares may be purchased through the Distributor or through brokers or dealers or financial intermediaries that have entered into selling agreements with the Distributor. The Fund is not obligated to sell to a broker, dealer or financial intermediary any Shares that have not been placed with investors that meet all applicable requirements to invest in the Fund. The Distributor maintains its principal office at 333 West Wacker Drive, Chicago, IL 60606, and is an affiliate of Nuveen and Symphony.

   Shares are being offered in an initial offering. The Distributor expects to
deliver Shares purchased in the initial offering on or about        , 2003, or
on such earlier or later date as the Distributor may determine. Subsequent to the initial offering, Shares will be offered and may be purchased on a monthly basis, or at such other times as may be determined by the Board.

   Neither the Distributor nor any other broker, dealer or financial intermediary is obligated to buy any Shares from the Fund. There is no minimum aggregate amount of Shares required to be purchased in the initial offering. The Distributor does not intend to make a market in Shares. The Fund has agreed to indemnify the Distributor and its affiliates and certain other persons against certain liabilities under the Securities Act.

Purchase Terms

   Shares are being offered only to investors that meet all requirements to invest in the Fund. The minimum initial investment in the Fund by an investor is $ (less the applicable sales load). Subsequent investments must be at least $ (less the applicable sales load). These minimums may be modified by the Fund from time to time. Shares are being sold subject to a sales load, described on the cover of this prospectus.

   Under a right of accumulation offered by the Fund, the amount of each additional investment in the Fund by a shareholder will be aggregated with the amount of the shareholder's initial investment and any other additional previous investments by the shareholder in determining the applicable sales load. The right of accumulation also permits an investor's investment in the Fund to be combined with investments made by the investor's spouse, or for individual accounts (including IRAs and 403(b) Plans), joint accounts of such persons, and for trust or custodial accounts on behalf of their children who are minors. A fiduciary can count all Shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at the current offering price, of Shares previously purchased and currently owned to the value of Shares currently purchased to determine the sales load rate that applies. The reduced sales load will apply only to current purchases. An investor must request the reduced sales load when making an investment.

   In addition, the sales load may be waived or reduced in certain cases with respect to purchases of Shares by certain purchasers, including: persons affiliated with Nuveen or Symphony (or with their respective affiliates); brokers and dealers that use Shares in connection with investment products they offer or that sell Shares to defined contribution plans for which the broker or dealer provides administration services; and certain retirement plans and deferred compensation plans. For further information, see Appendix A of the SAI. To be eligible to receive a waiver or reduction of the sales load or special sales load rate applicable under the right of accumulation, an investor must advise the Distributor or the selling broker or dealer when making an investment.

   The full amount of the sales load is reallowed by the Distributor to selling brokers and dealers. In addition, the Distributor (or one of its affiliates) may pay from its own resources additional compensation to brokers and dealers of up to 1% of the value of Shares sold by such brokers and dealers. The maximum underwriting compensation to be paid to underwriters and related persons in connect with the initial offering of Shares will not exceed % of the initial gross proceeds of Shares sold. Such compensation consists of the
maximum sales load of   % and the   % additional compensation described above.

   Investor funds will not be accepted until the registration statement to which this prospectus relates is declared effective. All investor funds for the initial closing of the sale of Shares, and for closings of subsequent offerings, will be deposited in an escrow account maintained by , as escrow agent, at , for the benefit of the investors. Funds held in the escrow account may be invested in high quality, short-term investments, and any interest earned on the funds will be paid to investors on the date Shares are issued. The full amount of an investment must be received by the Distributor not later than fourteen calendar days prior to the beginning of a month if payment is made by check or four business days prior to the beginning of a month if payment is sent by wire or via NSCC.

   Before an investor may invest in the Fund, the Distributor or the investor's sales representative will require a certification from the investor that it meets all requirements for investment, and that the investor will not transfer its Shares except in limited circumstances. The form of investor certification that each investor will be asked to sign is contained in Appendix A of this prospectus. An investor's certification must be received by the Distributor, along with its payment as described above, otherwise an investor's order will not be accepted.

                              GENERAL INFORMATION

   The Fund is registered under the Investment Company Act as a closed-end, non-diversified management investment company. The Fund is a business trust
formed under the laws of the State of Delaware on December   , 2002. The Fund's
address is 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787.

                         TABLE OF CONTENTS OF THE SAI

                                                                     Page
                                                                     ----
       Investment Objective and Policies............................   3
       Investment Restrictions......................................   3
       Additional Information About the Fund's Investments..........   4
       Conflicts of Interest........................................  10
       Repurchase Offer Fundamental Policy..........................  11
       Management of the Fund.......................................  11
       The Adviser and Sub-Adviser and the Investment Management and
         Investment Sub-Advisory Agreements.........................  15
       Portfolio Transactions.......................................  16
       Liquidity Requirements.......................................  17
       Tax Aspects..................................................  19
       Independent Auditors and Legal Counsel.......................  25
       Custodian....................................................  25
       Control Persons..............................................  26
       Fund Advertising and Sales Material..........................  26
       Financial Statements.........................................  26
       Appendix A [To Come].........................................  26

                                                                     APPENDIX A

                                                   Account No.: _______________

                                                   Broker Name: _______________

   This certificate relates to the Fund and is given to you as broker with respect to a potential purchase of shares in the Fund.

                        FORM OF INVESTOR CERTIFICATION

   I hereby certify that I am: (A) a natural person, who either individually or together with my spouse has a net worth in excess of $1.5 million (the "Net Worth Requirement"); (B) an irrevocable trust that meets the Net Worth Requirement; (C) a revocable trust and each grantor of the trust meets the Net Worth Requirement; (D) employee benefit plan (a "Plan") that meets the Net Worth Requirement; (E) a participant-directed Plan and the person making the investment meets the Net Worth Requirement; (F) a corporation, partnership, limited liability company or other entity (a "company") that meets the Net Worth Requirement that is not (i) a registered investment company, (ii) an entity which is excluded from the definition of Investment Company under
Section 3(a) of the Investment Company Act based on Section 3(c)(1) because it is a non-publicly offered entity whose securities are beneficially owned by not more than 100 persons, or (iii) a business development company; or (G) an entity referred to in clause F(i), (ii) or (iii) above, not formed for the specific purpose of investing in the Fund and each equity owner meets the Net Worth Requirement. Employees of Nuveen Advisory Corp. that do not meet any of the foregoing requirements are required to complete separate Employee Certification Forms stating that they meet requirements set forth in Rule 205-3(A).

   As used herein, "net worth" means the excess of total assets at fair market value, including home, less total liabilities. For the purpose of determining "net worth," the principal residence owned by an individual shall be valued at either (A) cost, including the cost of improvements, net of current encumbrances upon the property (e.g., mortgage loans, equity lines, etc.), or
(B) the appraised value of the property as determined by an institutional lender, net of current encumbrances upon the property.

   In addition, I hereby confirm that I understand and agree that should I (or the company) purchase shares of the Fund, the following conditions will apply to the ownership and transfer of the shares:

      (1) Shares may be held only through a broker, dealer or other financial intermediary that has entered into an agreement with the Fund's Distributor;

      (2) Shares may not be transferred, including by bequest, except to a person who has a net worth (if a natural person, together with assets held jointly with spouse) of more than $1,500,000, who agrees to hold his, her or its shares through a broker, dealer or other financial intermediary that has entered into an agreement with the Fund's Distributor, and who agrees not to transfer the shares except to another person meeting the Net Worth Requirement and agrees to comply with the foregoing ownership and transfer restrictions; and

      (3) Upon any transfer of shares in violation of the foregoing clauses (1) or (2), in addition to any other remedy that it may have, the Fund will have the right (but not the obligation) to repurchase any such improperly transferred shares.

Notwithstanding that the Fund is registered under the Investment Company Act and the shares are being offered under an effective registration statement under the Securities Act of 1933, the investor acknowledges, understands and recognizes that there will be no secondary market for the shares and that liquidity is limited as set forth in the prospectus. I understand that you, the Fund, the Adviser and the Sub-Adviser are relying on the certification and agreements made herein in determining qualification and suitability as an investor in the Fund. I understand that shares of the Fund are not an appropriate investment for, and may not be acquired by, any person who can not make this certification, and agree to indemnify you and hold you harmless from any liability that you may incur as a result of this certification being untrue in any respect. I understand that it may be a violation of state and federal law for me (or the company) to provide this certification if I know that it is not true. I have read the preliminary or final prospectus for the Fund, including the investor qualification and investor suitability provisions contained therein. I understand that an investment in the Fund involves a considerable amount of risk and that I (or the company) may lose some or all of my (or its) investment. I understand that an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment. I will promptly advise you if any of the statements herein ceases to be true prior to my (or the company's) purchase of shares.

   If I am the fiduciary executing this Investor Certificate on behalf of a Plan (the "Fiduciary"), I represent and warrant that: (i) I am aware of and understand the Fund's investment objective, policies and strategies, and the risks associated with an investment in the Fund; (ii) the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under the Employee Retirement Income Security Act of 1974, as amended; and (iii) an investment in the Fund is permissible under the documents governing the Plan and the Fiduciary.

Date: ____________________________
                                          By: ______________
                                            ________________________
                                          Name:

                                                                     APPENDIX B

I.  U.S. Large Cap Strategy--Description

   This Appendix contains the investment record of certain accounts managed by Symphony or its predecessor entities. The investment record contains composite performance data for all accounts managed by Symphony pursuant to an investment program similar to that which will be utilized to manage the Fund's U.S. Large Cap Strategy. These data have been adjusted to reflect Management Fees, Performance Fees and shareholder servicing fees computed at the same rate that will be payable by the Fund, but have not been adjusted to reflect the Fund's estimated other expenses, which are expected to be higher than those of the accounts, and the payment of a sales charge, which would have reduced the performance shown. Because the Performance Fees have been applied only to the investment results of a single strategy and not the aggregate investment results of the five strategies that may be employed by the Fund as a whole, the Performance Fee adjustment does not take into account any prior year losses that may have been incurred in the other four strategies used by the Fund. As a result, the Performance Fee adjustment made in computing the results shown below is not representative of what the Fund's Performance Fee would have been if it had experienced the same investment results. Prospective investors should recognize that the U.S. Large Cap Strategy is just one of five strategies that can be employed by the Fund. Thus, future performance of the Fund will differ from that of the accounts comprising the composite. Further, these accounts are not all subject to the same investment restrictions and limitations imposed on the Fund. Were these restrictions and limitations applicable to all these accounts, their performance might have been adversely affected.

   These data should be read in conjunction with the notes thereto. Past performance is not necessarily indicative of future performance. Investing in the Fund involves a high degree of risk. You can lose money. Performance and other information contained herein have been obtained by the Fund from sources believed to be accurate, but no warranty is made as to the accuracy or completeness thereof.

   Symphony's investment record occurred in a period of primarily strong stock market performance, which cannot be assumed over the long term.

      Composite Performance Record of Symphony's U.S. Large Cap Strategy

                                   U.S. Large Cap
                       Period         Strategy    S&P 500
                       ------      -------------- -------
                       1st Quarter        %           %
                       2nd Quarter        %           %
                       3rd Quarter        %           %
                       4th Quarter        %           %
                                        ---         ---
                       Year 1994..        %           %

                       1st Quarter        %           %
                       2nd Quarter        %           %
                       3rd Quarter        %           %
                       4th Quarter        %           %
                                        ---         ---
                       Year 1995..        %           %

                                                     U.S. Large Cap
    Period                                              Strategy    S&P 500
    ------                                           -------------- -------
    1st Quarter.....................................        %           %
    2nd Quarter.....................................        %           %
    3rd Quarter.....................................        %           %
    4th Quarter.....................................        %           %
                                                          ---         ---
    Year 1996.......................................        %           %

    1st Quarter.....................................        %           %
    2nd Quarter.....................................        %           %
    3rd Quarter.....................................        %           %
    4th Quarter.....................................        %           %
                                                          ---         ---
    Year 1997.......................................        %           %

    1st Quarter.....................................        %           %
    2nd Quarter.....................................        %           %
    3rd Quarter.....................................        %           %
    4th Quarter.....................................        %           %
                                                          ---         ---
    Year 1998.......................................        %           %

    1st Quarter.....................................        %           %
    2nd Quarter.....................................        %           %
    3rd Quarter.....................................        %           %
    4th Quarter.....................................        %           %
                                                          ---         ---
    Year 1999.......................................        %           %

    1st Quarter.....................................        %           %
    2nd Quarter.....................................        %           %
    3rd Quarter.....................................        %           %
    4th Quarter.....................................        %           %
                                                          ---         ---
    Year 2000.......................................        %           %

    1st Quarter.....................................        %           %
    2nd Quarter.....................................        %           %
                                                          ---         ---
    Year 2001.......................................        %           %

    Cumulative Return       1994--September 30, 2002        %           %
    Compound Annualized Return--September 30, 2002..        %           %

    Beta

    Standard Deviation..............................        %           %

II.  U.S. Small Cap Strategy--Description

   This appendix contains the investment record of certain accounts managed by Symphony or its predecessor entities. The investment record contains composite performance data for all accounts managed by Symphony pursuant to an investment program similar to that which will be utilized to manage the Fund's U.S. Small Cap Strategy. These data have been adjusted to reflect Management Fees, Performance Fees and shareholder servicing fees computed at the same rate that will be payable by the

Fund, but have not been adjusted to reflect the Fund's estimated other expenses, which are expected to be higher than those of the accounts, and the payment of a sales charge, which would have reduced the performance shown. Because the Performance Fees have been applied only to the investment results of a single strategy and not the aggregate investment results of the five strategies that may be employed by the Fund as a whole, the Performance Fee adjustment does not take into account any prior year losses that may have been incurred in the other four strategies used by the Fund. As a result, the Performance Fee adjustment made in computing the results shown below is not representative of what the Fund's Performance Fee would have been if it had experienced the same investment results. Prospective investors should recognize that the U.S. Small Cap Strategy is just one of five strategies that can be employed by the Fund. Thus, future performance of the Fund will differ from that of the accounts comprising the composite. Further, these accounts are not all subject to the same investment restrictions and limitations imposed on the Fund. Were these restrictions and limitations applicable to all these accounts, their performance might have been adversely affected.

   These data should be read in conjunction with the notes thereto. Past performance is not necessarily indicative of future performance. Investing in the Fund involves a high degree of risk. You can lose money. Performance and other information contained herein have been obtained by the Fund from sources believed to be accurate, but no warranty is made as to the accuracy or completeness thereof.

   Symphony's investment record occurred in a period of primarily strong stock market performance, which cannot be assumed over the long term.

      Composite Performance Record of Symphony's U.S. Small Cap Strategy

                           U.S. Small Cap
               Period         Strategy    Russell 200 Stock Index
               ------      -------------- -----------------------
               1st Quarter        %                   %
               2nd Quarter        %                   %
               3rd Quarter        %                   %
               4th Quarter        %                   %
                                ---                 ---
               Year 1997..        %                   %

               1st Quarter        %                   %
               2nd Quarter        %                   %
               3rd Quarter        %                   %
               4th Quarter        %                   %
                                ---                 ---
               Year 1998..        %                   %

               1st Quarter        %                   %
               2nd Quarter        %                   %
               3rd Quarter        %                   %
               4th Quarter        %                   %
                                ---                 ---
               Year 1999..        %......             %
               1st Quarter        %                   %
               2nd Quarter        %                   %

                                                        U.S. Small Cap
Period                                                     Strategy    Russell 200 Stock Index
------                                                  -------------- -----------------------
3rd Quarter............................................        %                   %
4th Quarter............................................        %                   %
                                                             ---                 ---
Year 2000..............................................        %                   %

1st Quarter............................................        %                   %
2nd Quarter............................................        %                   %
                                                             ---                 ---
Year 2001..............................................        %                   %

Cumulative Return       , 1996--September 30, 2002.....        %                   %
Compound Annualized Return        , 1996--September 30,        %                   %
  2002.................................................

Beta

Standard Deviation.....................................        %                   %

III.  U.K./Europe Strategy--Description

   This appendix contains the investment record of certain accounts managed by Symphony or its predecessor entities. The investment record contains composite performance data for all accounts managed by Symphony pursuant to an investment program similar to that which will be utilized to manage the Fund's U.K./Europe Strategy. These data have been adjusted to reflect Management Fees, Performance Fees and shareholder servicing fees computed at the same rate that will be payable by the Fund, but have not been adjusted to reflect the Fund's estimated other expenses, which are expected to be higher than those of the accounts, and the payment of a sales charge, which would have reduced the performance shown. Because the Performance Fees have been applied only to the investment results of a single strategy and not the aggregate investment results of the five strategies that may be employed by the Fund as a whole, the Performance Fee adjustment does not take into account any prior year losses that may have been incurred in the other four strategies used by the Fund. As a result, the Performance Fee adjustment made in computing the results shown below is not representative of what the Fund's Performance Fee would have been if it had experienced the same investment results. Prospective investors should recognize that the U.K./Europe Strategy is just one of five strategies that can be employed by the Fund. Thus, future performance of the Fund will differ from that of the accounts comprising the composite. Further, these accounts are not all subject to the same investment restrictions and limitations imposed on the Fund. Were these restrictions and limitations applicable to all these accounts, their performance might have been adversely affected.

   These data should be read in conjunction with the notes thereto. Past performance is not necessarily indicative of future performance. Investing in the Fund involves a high degree of risk. You can lose money. Performance and other information contained herein have been obtained by the Fund from sources believed to be accurate, but no warranty is made as to the accuracy or completeness thereof.

   Symphony's investment record occurred in a period of primarily strong stock market performance, which cannot be assumed over the long term.

   Composite Performance Record of Symphony's U.K./European Markets Strategy

                                                                         Morgan Stanley Capital
                                                   U.K./European Markets International--Europe
Period                                                   Strategy                Index*
------                                             --------------------- ----------------------
1st Quarter.......................................            %                     %
2nd Quarter.......................................            %                     %
3rd Quarter.......................................            %                     %
4th Quarter.......................................            %.........            %
                                                            ---                   ---
Year 1997.........................................            %.........            %

1st Quarter.......................................            %.........            %
2nd Quarter.......................................            %.........            %
3rd Quarter.......................................            %.........            %
4th Quarter.......................................            %.........            %
                                                            ---                   ---
Year 1998.........................................            %.........            %

1st Quarter.......................................            %.........            %
2nd Quarter.......................................            %.........            %
3rd Quarter.......................................            %.........            %
4th Quarter.......................................            %.........            %
                                                            ---                   ---
Year 1999.........................................            %.........            %

1st Quarter.......................................            %.........            %
2nd Quarter.......................................            %.........            %
3rd Quarter.......................................            %.........            %
4th Quarter.......................................            %.........            %
                                                            ---                   ---
Year 2000.........................................            %.........            %

1st Quarter.......................................            %.........            %
2nd Quarter.......................................            %.........            %
                                                            ---                   ---
Year 2001.........................................            %.........            %

Cumulative Return       , 1997--September 30, 2002            %.........            %
Compound Annualized Return       , 1997--
  September 30, 2002..............................            %.........            %

Beta

Standard Deviation................................            %.........            %

--------
* Performance of the Morgan Stanley Capital International--Europe Index is provided for comparison purposes. The index is designed to measure the performance of the entire range of stocks available to investors in Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The Index aims for 60% coverage of the total market capitalization for this market. Each stock in the index is weighted by market capitalization and each country is proportionally weighted by its total market capitalization in US dollars. The performance information of the Index presented above takes into account actual dividends before withholding taxes, and assumes such dividends were reinvested.

IV.  High Yield Market Neutral Strategy--Description

   This appendix contains the investment record of certain accounts managed by Symphony or its predecessor entities. The investment record contains composite performance data for all accounts managed by Symphony pursuant to an investment program similar to that which will be utilized to manage the Fund's High Yield Market Neutral Strategy. These data have been adjusted to reflect Management Fees, Performance Fees and shareholder servicing fees computed at the same rate that will be payable by the Fund, but have not been adjusted to reflect the Fund's estimated other expenses, which are expected to be higher than those of the accounts, and the payment of a sales charge, which would have reduced the performance shown. Because the Performance Fees have been applied only to the investment results of a single strategy and not the aggregate investment results of the five strategies that may be employed by the Fund as a whole, the Performance Fee adjustment does not take into account any prior year losses that may have been incurred in the other four strategies used by the Fund. As a result, the Performance Fee adjustment made in computing the results shown below is not representative of what the Fund's Performance Fee would have been if it had experienced the same investment results. Prospective investors should recognize that the High Yield Market Neutral Strategy is just one of five strategies that can be employed by the Fund. Thus, future performance of the Fund will differ from that of the accounts comprising the composite. Further, these accounts are not all subject to the same investment restrictions and limitations imposed on the Fund. Were these restrictions and limitations applicable to all these accounts, their performance might have been adversely affected.

   These data should be read in conjunction with the notes thereto. Past performance is not necessarily indicative of future performance. Investing in the Fund involves a high degree of risk. You can lose money. Performance and other information contained herein have been obtained by the Fund from sources believed to be accurate, but no warranty is made as to the accuracy or completeness thereof.

   Symphony's investment record occurred in a period of primarily strong stock market performance, which cannot be assumed over the long term.

 Composite Performance Record of Symphony's High Yield Market Neutral Strategy

                                Symphony High Yield
                                  Market Neutral
                    Period           Strategy       S&P 500
                    ------      ------------------- -------
                    1st Quarter           %........     %
                    2nd Quarter           %             %
                    3rd Quarter           %             %
                    4th Quarter           %             %
                                        ---           ---
                    Year 1999..           %             %

                    1st Quarter           %             %
                    2nd Quarter           %             %
                    3rd Quarter           %             %
                    4th Quarter           %........     %
                                        ---           ---
                    Year 2000..           %........     %

                                                            Symphony High Yield
                                                              Market Neutral
Period                                                           Strategy       S&P 500
------                                                      ------------------- -------

1st Quarter................................................           %........     %
2nd Quarter................................................           %........     %
                                                                    ---           ---
Year 2001..................................................           %........     %

Cumulative Return       , 1999--September 30, 2002.........           %........     %
Compound Annualized Return       , 1999--September 30, 2002           %........     %

Beta

Standard Deviation.........................................           %........     %

V.  Convertible Arbitrage Strategy--Description

   This appendix contains the investment record of certain accounts managed by Symphony or its predecessor entities. The investment record contains composite performance data for all accounts managed by Symphony pursuant to an investment program similar to that which will be utilized to manage the Fund's Convertible Arbitrage Strategy. These data have been adjusted to reflect Management Fees, Performance Fees and shareholder servicing fees computed at the same rate that will be payable by the Fund, but have not been adjusted to reflect the Fund's estimated other expenses, which are expected to be higher than those of the accounts, and the payment of a sales charge, which would have reduced the performance shown. Because the Performance Fees have been applied only to the investment results of a single strategy and not the aggregate investment results of the five strategies that may be employed by the Fund as a whole, the Performance Fee adjustment does not take into account any prior year losses that may have been incurred in the other four strategies used by the Fund. As a result, the Performance Fee adjustment made in computing the results shown below is not representative of what the Fund's Performance Fee would have been if it had experienced the same investment results. Prospective investors should recognize that the Convertible Arbitrage Strategy is just one of five strategies that can be employed by the Fund. Thus, future performance of the Fund will differ from that of the accounts comprising the composite. Further, these accounts are not all subject to the same investment restrictions and limitations imposed on the Fund. Were these restrictions and limitations applicable to all these accounts, their performance might have been adversely affected.

   These data should be read in conjunction with the notes thereto. Past performance is not necessarily indicative of future performance. Investing in the Fund involves a high degree of risk. You can lose money. Performance and other information contained herein have been obtained by the Fund from sources believed to be accurate, but no warranty is made as to the accuracy or completeness thereof.

   Symphony's investment record occurred in a period of primarily strong stock market performance, which cannot be assumed over the long term.

   Composite Performance Record of Symphony's Convertible Arbitrage Strategy

                                                       Symphony Convertible
Period                                                  Arbitrage Strategy  S&P 500
------                                                 -------------------- -------
3rd Quarter...........................................           %.........     %
4th Quarter...........................................           %.........     %
                                                               ---            ---
Year 1996.............................................           %.........     %

1st Quarter...........................................           %.........     %
2nd Quarter...........................................           %.........     %
3rd Quarter...........................................           %.........     %
4th Quarter...........................................           %.........     %
                                                               ---            ---
Year 1997.............................................           %.........     %

1st Quarter...........................................           %.........     %
2nd Quarter...........................................           %.........     %
3rd Quarter...........................................           %.........     %
4th Quarter...........................................           %.........     %
                                                               ---            ---
Year 1998.............................................           %              %

1st Quarter...........................................           %.........     %
2nd Quarter...........................................           %.........     %
3rd Quarter...........................................           %.........     %
4th Quarter...........................................           %.........     %
                                                               ---            ---
Year 1999.............................................           %              %

1st Quarter...........................................           %.........     %
2nd Quarter...........................................           %.........     %
3rd Quarter...........................................           %.........     %
4th Quarter...........................................           %.........     %
                                                               ---            ---
Year 2000.............................................           %              %

1st Quarter...........................................           %.........     %
2nd Quarter...........................................           %.........     %
                                                               ---            ---
Year 2001.............................................           %              %

Cumulative Return July 1, 1996--June 30, 2001.........           %.........     %
Compound Annualized Return July 1, 1995--June 30, 2001           %.........     %

Beta

Standard Deviation....................................           %.........     %

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      Nuveen Symphony Market Neutral Fund

                         Shares of Beneficial Interest

                                   --------

                                  PROSPECTUS

                                          , 2003

                                   --------

                              Nuveen Investments

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 SUBJECT TO COMPLETION, DATED DECEMBER 11, 2002

                      Nuveen Symphony Market Neutral Fund

                      Statement of Additional Information

                                             , 2003

Nuveen Symphony Market Neutral Fund (the "Fund") is a closed-end, non-diversified management investment company whose shares are being offered in an initial offering and subsequent to that offering, will be offered on a monthly basis, or at such other times as may be determined by the Fund's Board of Trustees. The Fund is organized as a Delaware business trust. Shares are sold only to investors meeting the applicable requirements set forth under "Investor Qualifications" in the Fund's prospectus. The Fund's investment objective is to seek total return while also seeking to maintain low volatility in share value and low return correlations to the broad equity and debt markets. Rather than seek to gain from general movements in the securities markets, the Fund seeks to produce returns through securities selection and by employing a combination of market neutral alternative investment strategies. This Statement of Additional Information relating to shares of beneficial interest of the Fund does not constitute a prospectus, but should be read in
conjunction with the Fund's prospectus relating thereto dated               ,
2003 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing the Fund's shares, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling (800) 257-8787. You may also obtain a copy of the Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus, or if not the case, the Investment Company Act of 1940, as amended (the "1940 Act"), or the Rules thereunder.


The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Table of Contents                                                                     Page
------------------------------------------------------------------------------------------
Investment Objective and Policies                                                        3
------------------------------------------------------------------------------------------
Investment Restrictions                                                                  3
------------------------------------------------------------------------------------------
Additional Information About the Fund's Investments                                      4
------------------------------------------------------------------------------------------
Conflicts of Interest                                                                   10
------------------------------------------------------------------------------------------
Repurchase Offer Fundamental Policy                                                     11
------------------------------------------------------------------------------------------
Management of the Fund                                                                  11
------------------------------------------------------------------------------------------
The Adviser and Sub-Adviser and the Investment Management and Investment Sub-Advisory
  Agreements                                                                            15
------------------------------------------------------------------------------------------
Portfolio Transactions                                                                  16
------------------------------------------------------------------------------------------
Liquidity Requirements                                                                  17
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Tax Aspects                                                                             19
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Independent Auditors and Legal Counsel                                                  25
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Custodian                                                                               25
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Control Persons                                                                         26
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Fund Advertising and Sales Material                                                     26
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Financial Statements                                                                    26
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Appendix A [To Come]                                                                    26
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

                       INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to seek total return while also seeking to maintain low volatility in share value and low return correlations to the broad equity and debt markets. Rather than seek to gain from general movements in the securities markets, the Fund seeks to produce returns through securities selection and by employing a combination of market neutral alternative investment strategies. These market neutral alternative investment strategies include: U.S. Large Capitalization Equity Market Neutral ("U.S. Large Cap Market Neutral"), U.S. Small Capitalization Equity Market Neutral ("U.S. Small Cap Market Neutral"), United Kingdom/Europe Equity Market Neutral ("U.K./Europe Market Neutral"), High Yield Market Neutral and Convertible Arbitrage. The U.S. Large Cap Market Neutral, U.S. Small Cap Market Neutral and U.K./Europe Market Neutral strategies each seek to produce returns from long and short investments in each of the U.S. large capitalization, U.S. small capitalization and U.K./European equity markets, respectively. Each of these strategies involves taking both long and short positions in approximately equal dollar amounts in common stocks (and occasionally other equity securities) of various companies in the applicable market areas and employing other portfolio construction techniques intended to reduce the "systematic" or "market" risk of investing in the applicable equity market. High Yield Market Neutral is a strategy that seeks to produce returns from long and short investments in the U.S. high yield bond market. This strategy similarly involves taking both long and short positions in high yield bonds in approximately equal dollar amounts (and occasionally other securities) and employing other portfolio construction techniques intended to reduce the systematic risk of investing in this market. Convertible Arbitrage is a strategy that attempts to take advantage of pricing anomalies between the convertible securities of an issuer and the underlying equity (or occasionally debt) securities of the same issuer. This strategy is pursued principally by purchasing the convertible securities, and selling short the underlying equity securities of the issuer (or vice versa). The High Yield Market Neutral and Convertible Arbitrage strategies will involve the use of leverage. The Fund's investment practices, including its use of leverage and short sales, involve significant risks. For this reason, you may lose money by investing in this Fund. No assurance can be given that the Fund will achieve its investment objective.

                            INVESTMENT RESTRICTIONS

The Fund's fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund, are listed below. Within the limits of these fundamental policies, the Fund's management has reserved freedom of action. As defined by the 1940 Act, the vote of a "majority of the outstanding voting securities of the Fund" means the vote, at an annual or special meeting of securityholders duly called, (a) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less (hereinafter, may be referred to as a "1940 Act Majority Shareholder Vote"). The Fund may not:

1. Purchase any security if, as a result of such purchase, 25% or more of the Fund's total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry (the electric, gas, water and telephone utility industries, commercial banks, thrift institutions and finance companies being treated as separate industries for purposes of this restriction); provided, that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies.

2. Issue senior securities or borrow money, except to the extent permitted by
Section 18 of the Investment Company Act or as otherwise permitted by the Securities and Exchange Commission (the "SEC").

3. Make loans of money or property to any person, except through loans of portfolio securities or the acquisition of securities subject to repurchase agreements.

4. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in certain cases when disposing of its portfolio investments.

5. Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, or issued by companies that invest or deal in real estate or real estate investment trusts.

6. Invest in commodities or commodity contracts, except that the Fund may purchase or sell non-U.S. currency options, futures or forwards, including those related to indexes, and options on indexes.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Fund's Board of Trustees (the "Board"). The Fund must:

1. Diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (a) at least 50% of the value of the Fund's total assets is represented by cash and cash items, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

2. Not invest in securities of other investment companies, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the 1940 Act, as amended from time to time, or (iii) an Exemption or other relief from the provisions of the 1940 Act.

With respect to these investment restrictions and other policies described in this SAI or the Prospectus (except the Fund's policies on borrowings and senior securities set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

The Fund's investment objective is not fundamental and may be changed by the Board without the vote of a 1940 Act Majority Shareholder Vote.

              ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

The principal investment strategies of the Fund, as well as the principal risks associated with the Fund's investment strategies, are set forth in the Prospectus. Certain additional information regarding the Fund's investment program is set forth below. Although the Fund's U.S. Large Cap Market Neutral, U.S. Small Cap Market Neutral, U.K./Europe Market Neutral, High Yield Market Neutral and Convertible Arbitrage strategies seek to minimize the volatility associated with many of the risks related to Fund portfolio investments that are discussed below, there is no assurance that these strategies will be successful.

Equity Securities

The Fund will normally invest in long and short positions in common stocks and other equity securities of U.S. and non-U.S. issuers. The value of equity securities depends on business, economic and other factors affecting those issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

The Fund generally may invest in equity securities without restriction. These investments may include securities issued by companies having relatively small market capitalizations, including "micro cap" companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. These securities are also subject to other risks that are less prominent in the case of the securities of larger companies.

Fixed-Income Securities

The Fund may invest in long and short positions in fixed-income securities. Primarily, these will include higher yielding and lower rated debt securities (including securities convertible into common or preferred stock), but the Fund may also invest in other fixed-income securities. The Fund's fixed income securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk). Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal.

High Yield Securities

High yield securities are generally considered to include fixed income securities rated below the four highest rating categories at the time of purchase (e.g., Ba through C by Moody's or BB through D by S&P) and unrated securities considered by the Adviser or Sub-Adviser to be equivalent quality. High yield securities are not considered investment grade and are commonly referred to as "junk bonds" or high yield, high risk securities.

While high yield securities offer higher yields, they carry a high degree of credit risk and are considered speculative by the major credit rating agencies. High yield securities are often issued by smaller, less creditworthy issuers, or by highly leveraged (indebted) issuers that are generally less able than more established or less leveraged issuers to make scheduled payments of interest and principal. In comparison to higher rated securities, the price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuer. The values of high yield securities are more volatile and may react with greater sensitivity to market changes.

Convertible Securities

Convertible securities are subject to the risks associated with both fixed-income securities and common stocks (or other securities to which the debt security converts). To the extent that a convertible security's investment value as a bond is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise, as with an ordinary fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. The Fund's convertible investments may be rated below investment grade and should therefore be subject to many of the risks of high yield securities described above.

Non-U.S. Securities

The Fund may invest its equity securities in non-U.S. issuers and in depositary receipts, such as American Depositary Receipts ("ADRs"), that represent indirect interests in securities of non-U.S. issuers. Non-U.S.

securities in which the Fund may invest may be listed on non-U.S. securities exchanges or traded in non-U.S. over-the-counter markets or may be purchased in private placements and not be publicly traded. Investments in non-U.S. securities are affected by risk factors generally not thought to be present in the U.S. These factors are listed in the Prospectus under "Risk
Factors--Non-U.S. Investments."

As a general matter, the Fund is not required to hedge against non-U.S. currency risks, including the risk of changing currency exchange rates, which could reduce the value of non-U.S. currency denominated portfolio securities irrespective of the underlying investment. However, from time to time, the Fund may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving the Fund's obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Fund for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when the Fund anticipates purchasing or selling a non-U.S. security. This technique would allow the Fund to "lock in" the U.S. dollar price of the security. Forward contracts also may be used to attempt to protect the value of the Fund's existing holdings of non-U.S. securities. There may be, however, imperfect correlation between the Fund's non-U.S. securities holdings and the forward contracts entered into with respect to such holdings. Forward contracts also may be used for non-hedging purposes to pursue the Fund's investment objective, such as when the Adviser or Sub-Adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Fund's investment portfolio.

ADRs involve substantially the same risks as investing directly in securities of non-U.S. issuers, as discussed above. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a non-U.S. corporation. Issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers.

Money Market Instruments

During periods of adverse market conditions in the equity, high yield or convertible securities markets generally, as determined by the Sub-Adviser, the Fund may temporarily invest all or any portion of its assets in high quality money market instruments and other short-term obligations, money market mutual funds or repurchase agreements with banks or broker-dealers or may hold cash or cash equivalents in such amounts as Sub-Adviser deems appropriate under the circumstances. The Fund also may invest in these instruments for liquidity purposes pending allocation of its respective offering proceeds and other circumstances. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Reverse Repurchase Agreements

The Fund may utilize reverse repurchase agreements which involve the sale of a security by the Fund to a bank or securities dealer and the simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. Reverse repurchase agreements are a form of leverage which may increase the volatility of the Fund's investment portfolio.

Special Investment Techniques

The Fund may use a variety of special investment techniques, as more fully discussed below as part of its principal investment strategies. The Fund also may use these techniques for other hedging as well as non-hedging purposes. Some of these techniques involve the use of derivative transactions. The techniques the Fund may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that the Fund may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. It is possible that any hedging transaction may not perform as anticipated and that the Fund may suffer losses as a result of its hedging activities.

Derivatives. The Fund may engage in transactions involving swaps, options, futures and other derivative financial instruments. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as it can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could result in a significant loss that would have a large adverse impact on the Fund's performance.

If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund is unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Options And Futures. The Fund may utilize options and futures contracts. It also may use so-called "synthetic" options (notional principal contracts with characteristics of an OTC option) or other derivative instruments written by broker-dealers or other permissible financial intermediaries. Transactions in these instruments may be effected on securities exchanges, in the over-the-counter market or negotiated directly with counterparties. When transactions are effected over-the-counter or negotiated directly with counterparties, the Fund bears the risk that the counterparty will be unable or unwilling to perform its obligations under the option contract. These instruments also may be illiquid and, in such cases, the Fund may have difficulty closing out its position. Over-the-counter options and synthetic options purchased and sold by the Fund may include options on an index of securities or on baskets of specific securities.

The Fund may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which the Fund owns the underlying security. The sale of such an option exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on the Fund's books. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets. Options sold by the Fund need not be covered.

The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The

Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund would ordinarily effect a similar "closing sale transaction," which involves liquidating the Fund's position by selling the option previously purchased, although the Fund could exercise the option should it deem it advantageous to do so.

The Fund may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by the Fund of options on stock indices will be subject to Symphony's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment.

Synthetic options transactions involve the use of two financial instruments that, together, have the economic effect of an options transaction. The risks of synthetic options are generally similar to the risks of actual options, with the addition of increased market risk, liquidity risk, counterparty credit risk, legal risk and operations risk.

There are risks associated with the purchase and sale of call and put options on securities or indices. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") by the Fund could cause the Fund to be a commodity pool, which would require the Fund to comply with certain rules of the CFTC. However, the Fund intends to conduct its operations to avoid regulation as a commodity pool. In this regard, the Fund's pro rata share of the sum of the amount of initial margin deposits on futures contracts entered into by the Fund and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, may not exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. If applicable CFTC rules change, these percentage limitations may change or different conditions may be applied to the Fund's use of certain derivatives.

The Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Non-U.S. markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Non-U.S. markets, however, may have greater risk potential than domestic markets. For example, some non-U.S. exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that might be realized in trading could be eliminated by adverse changes in the exchange rate, or a loss could be incurred as a result of those changes. Transactions on non-U.S. exchanges may include both commodities that are traded on domestic exchanges and those that are not. Unlike trading on domestic commodity exchanges, trading on non-U.S. commodity exchanges is not regulated by the CFTC.

Engaging in these transactions involves risk of loss, which could adversely affect the value of the Fund's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

Successful use of futures also is subject to the Sub-Adviser's ability to correctly predict movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

The Fund may purchase and sell index futures contracts. An index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the prices of the securities that comprise it at the opening of trading in those securities on the next business day.

The Fund may purchase and sell interest rate futures contracts. An interest rate future obligates represents an obligation to purchase or sell an amount of a specific debt security at a future date at a specific price.

The Fund may purchase and sell currency futures. A currency future creates an obligation to purchase or sell an amount of a specific currency at a future date at a specific price.

Warrants And Rights. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

Swap Agreements. The Fund may enter into equity, interest rate, index and currency rate swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an investment was made directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular non-U.S. currency, or in a basket of securities representing a particular index, industry or industry sector. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the Fund would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that a party is contractually obligated to make. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that it contractually is entitled to receive.

Lending Portfolio Securities

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loan and on the collateral it receives from borrowers of the securities. In connection with loans of securities, the Fund generally will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund might experience risk of loss if the institution with which it has engaged in a securities loan transaction breaches its agreement with the Fund.

When-issued, Delayed Delivery and Forward Commitment Securities

The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. These transactions will be subject to the Fund's limitation on indebtedness unless, at the time the Fund enters into such a transaction, a segregated account consisting of cash, U.S. Government securities or liquid securities equal to the value of the when-issued or forward commitment securities is established and maintained. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

                             CONFLICTS OF INTEREST

Nuveen, Symphony and their respective affiliates provide investment advisory and other services to clients other than the Fund. In addition, investment professionals associated with Nuveen or Symphony may carry on investment activities for their own accounts and the accounts of family members (collectively with other accounts managed by Nuveen and Symphony and their affiliates, "Other Accounts"). The Fund has no interest in these activities. As a result of the foregoing, Nuveen and Symphony will be engaged in substantial activities other than on behalf of the Fund and may have differing economic interests in respect of such activities and may have conflicts of interest in allocating investment opportunities, and their time, between the Fund and Other Accounts.

There may be circumstances under which the Symphony will cause one or more Other Accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of the Fund's assets they commit to such investment. There also may be circumstances under which Symphony purchases or sells an investment for its Other Accounts and does not purchase or sell the same investment for the Fund, or purchases or sells an investment for the Fund and does not purchase or sell the same investment for one or more Other Accounts. However, it is the policy of Symphony that: investment decisions for the Fund and Other Accounts be made based on a consideration of their respective investment objectives and policies, and other needs and requirements affecting each account that it manages; and investment transactions and opportunities be fairly allocated among their clients, including the Fund.

Nuveen, Symphony and their respective affiliates may have interests in Other Accounts they manage which differ from their interests in the Fund and may manage such accounts on terms that are more favorable to them than the terms on which they manage the Fund. In addition, Nuveen and Symphony may charge fees to Other Accounts and be entitled to receive performance-based fees and incentive allocations from Other Accounts that are lower than the fees and performance fees to which the Fund and its shareholders are subject.

                      REPURCHASE OFFER FUNDAMENTAL POLICY

The Board has adopted a resolution setting forth the Fund's fundamental policy that it will conduct quarterly Repurchase Offers (the "Repurchase Offer Fundamental Policy").

The Repurchase Offer Fundamental Policy states that the Fund will make Repurchase Offers at periodic intervals of three months between Repurchase Request Deadlines, such Repurchase Request Deadlines to be on the first Friday on or after the 7th business day of the months of March, June, September and December. The Repurchase Offer Fundamental Policy also provides that the Repurchase Pricing Date will be no later than 14 calendar days (or, if not a business day, the next business day) after each Repurchase Request Deadline.

The Repurchase Offer Fundamental Policy may be changed only with approval of a 1940 Act Majority Shareholder Vote.

                             MANAGEMENT OF THE FUND

Trustees and Officers

The management of the Fund, including general supervision of the duties performed for the Fund under the Management Agreement, is the responsibility of the Board of Trustees of the Fund. [The number of trustees of the Fund is currently set at seven, one of whom is an "interested person" (as the term "interested" persons is defined in the 1940 Act) and six of whom are not "interested" persons.] None of the trustees who are not "interested" persons of the Fund has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth below, with those trustees who are "interested
persons" of the Fund indicated by an asterisk. As of       , 2002, Timothy R.
Schwertfeger was the sole Trustee of the Fund. However, it is expected that other Trustees will be elected at the organizational meeting of the Fund prior to the effective date of the Fund's registration statement.

-----------------------------------------------------------------------------------------------------------------
                            Positions and Offices                                                  Number of
                              with the Fund and                                                Portfolios in Fund
                             Year First Elected      Principal Occupations Including Other      Complex Overseen
Name, Birthdate and Address     or Appointed         Directorships During Past Five Years          by Trustee
-----------------------------------------------------------------------------------------------------------------
 Timothy R. Schwertfeger*   Chairman of the       Chairman and Director (since 1996) of The           141
 3/28/49                    Board and Trustee     John Nuveen Company, Nuveen
 333 West Wacker Drive      2002                  Investments, Nuveen Advisory Corp. and
 Chicago, IL 60606                                Nuveen Institutional Advisory Corp.; prior
                                                  thereto, Executive Vice President and
                                                  Director of the John Nuveen Company and
                                                  Nuveen Investments; Director (since 1992)
                                                  and Chairman (since 1996) of Nuveen
                                                  Advisory Corp. and Nuveen Institutional
                                                  Advisory Corp., Chairman and Director
                                                  (since 1997) of Nuveen Asset Management
                                                  Inc., Director (since 1996) of Institutional
                                                  Capital Corporation; Chairman and
                                                  Director (since 1999) of Rittenhouse
                                                  Financial Services Inc.; Chief Executive
                                                  Officer (since 1999) of Nuveen Senior Loan
                                                  Asset Management Inc.
-----------------------------------------------------------------------------------------------------------------
 Gifford R. Zimmerman       Chief Administrative  Managing Director (since 2002), Assistant
 9/9/56                     Officer               Secretary and Associate General Counsel,
 333 West Wacker Drive      2002                  formerly, Vice President and Assistant
 Chicago, IL 60606                                General Counsel of Nuveen Investments;
                                                  Managing Director (since 2002), General
                                                  Counsel and Assistant Secretary, formerly,
                                                  Vice President of Nuveen Advisory Corp.
                                                  and Nuveen Institutional Advisory Corp.;
                                                  Managing Director (since 2002), Assistant
                                                  Secretary, formerly, Vice President (since
                                                  1999) of Nuveen Senior Loan Asset
                                                  Management Inc.; Managing Director (since
                                                  2002), Assistant Secretary and Associate
                                                  General Counsel, formerly, Vice President
                                                  (since 2000), of Nuveen Asset Management
                                                  Inc.; Vice President and Assistant Secretary
                                                  of The John Nuveen Company (since 1994);
                                                  Chartered Financial Analyst.
-----------------------------------------------------------------------------------------------------------------
 Peter H. D'Arrigo          Vice President and    Vice President of Nuveen Investments
 11/28/67                   Treasurer             (since 1999); prior thereto, Assistant Vice
 333 West Wacker Drive      2002                  President (from 1997); Vice President and
 Chicago, IL 60606                                Treasurer (since 1999) of Nuveen Senior
                                                  Loan Asset Management Inc.; Chartered
                                                  Financial Analyst.
-----------------------------------------------------------------------------------------------------------------
 Michael T. Atkinson        Vice President        Vice President (since January 2002),
 2/3/66                     2002                  formerly, Assistant Vice President (since
 333 West Wacker Drive                            2000), previously, Associate of Nuveen
 Chicago, IL 60606                                Investments.
-----------------------------------------------------------------------------------------------------------------
 Alan G. Berkshire          Vice President and    Senior Vice President (since 1999, formerly
 12/28/60                   Secretary             Vice President and General Counsel (since
 333 West Wacker Drive      2002                  1997) and Secretary (since 1998) of Nuveen
 Chicago, IL 60606                                Investments and The John Nuveen
                                                  Company; Vice President (since 1997) and
                                                  Secretary (since 1999) of Nuveen Advisory
                                                  Corp. and Nuveen Institutional Advisory
                                                  Corp.; Senior Vice President and Secretary
                                                  (since 1999) of the Adviser, prior thereto,
                                                  Partner in the law firm of Kirkland & Ellis.
-----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                            Positions and Offices                                                 Number of
                              with the Fund and                                               Portfolios in Fund
                             Year First Elected      Principal Occupations Including Other     Complex Overseen
Name, Birthdate and Address     or Appointed         Directorships During Past Five Years         by Trustee
----------------------------------------------------------------------------------------------------------------
   Susan M. DeSanto          Vice President       Vice President of Nuveen Advisory Corp.
   9/8/54                    2002                 (since 2001); previously, Vice President of
   333 West Wacker Drive                          Van Kampen Investment Advisory Corp.
   Chicago, IL 60606                              (since 1998); prior thereto, Assistant Vice
                                                  President of Van Kampen Investment
                                                  Advisory Corp. (since 1994).
----------------------------------------------------------------------------------------------------------------
   Jessica R. Droeger        Vice President and   Vice President (since January 2002) and
   9/24/64                   Assistant Secretary  Assistant General Counsel (since 1998);
   333 West Wacker Drive     2002                 formerly, Assistant Vice President (since
   Chicago, IL 60606                              1998) of Nuveen Investments; Vice
                                                  President (since May 2002), formerly
                                                  Assistant Vice President and Assistant
                                                  Secretary (since 1998) of Nuveen Advisory
                                                  Corp. and Nuveen Institutional Advisory
                                                  Corp.; prior thereto, Associate at the law
                                                  firm D'Ancona Partners LLC.
----------------------------------------------------------------------------------------------------------------
   Lorna C. Ferguson         Vice President       Vice President of Nuveen Investments;
   10/24/45                  2002                 Vice President (since 1998) of Nuveen
   333 West Wacker Drive                          Advisory Corp. and Nuveen Institutional
   Chicago, IL 60606                              Advisory Corp.
----------------------------------------------------------------------------------------------------------------
   Stephen D. Foy            Vice President and   Vice President of Nuveen Investments and
   5/31/54                   Controller           The John Nuveen Company; Vice
   333 West Wacker Drive     2002                 President (since 1999) of Nuveen Senior
   Chicago, IL 60606                              Loan Management Inc.; Certified Public
                                                  Accountant.
----------------------------------------------------------------------------------------------------------------
   David J. Lamb             Vice President       Vice President (since 2000) of Nuveen
   3/22/63                   2002                 Investments, previously Assistant Vice
   333 West Wacker Drive                          President (since 1999); prior thereto,
   Chicago, IL 60606                              Associate of Nuveen Investments; Certified
                                                  Public Accountant.
----------------------------------------------------------------------------------------------------------------
   Tina M. Lazar             Vice President       Vice President (since 1999), previously,
   8/27/61                   2002                 Assistant Vice President (since 1993) of
   333 West Wacker Drive                          Nuveen Investments.
   Chicago, IL 60606
----------------------------------------------------------------------------------------------------------------
   Larry W. Martin           Vice President and   Vice President, Assistant Secretary and
   7/27/51                   Assistant Secretary  Assistant General Counsel of Nuveen
   333 West Wacker Drive     2002                 Investments; Vice President and Assistant
   Chicago, IL 60606                              Secretary of Nuveen Advisory Corp. and
                                                  Nuveen Institutional Advisory Corp.;
                                                  Assistant Secretary (since 1997) of Nuveen
                                                  Asset Management, Inc. and The John
                                                  Nuveen Company (since 1997); Vice
                                                  President and Assistant Secretary of Nuveen
                                                  Senior Loan Asset Management Inc.
----------------------------------------------------------------------------------------------------------------
   Edward F. Neild, IV       Vice President       Managing Director (since 2002) of Nuveen
   7/7/65                    2002                 Investments; Managing Director (since
   333. W. Wacker Drive                           1997), formerly Vice President (since
   Chicago, IL 60606                              1996) of Nuveen Advisory Corp. and
                                                  Nuveen Institutional Advisory Corp.;
                                                  Chartered Financial Analyst.
----------------------------------------------------------------------------------------------------------------

The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2001.

                                                Aggregate Dollar Range of
                                                Equity Securities in All
                                                  Registered Investment
                               Dollar Range of    Companies Overseen by
                              Equity Securities   Trustee in Family of
      Name of Trustee            in the Fund      Investment Companies
      ---------------         ----------------- -------------------------
      Timothy R. Schwertfeger         $0              Over $100,000
      [  ]                           [  ]             [  ]
      [  ]                           [  ]             [  ]
      [  ]                           [  ]             [  ]
      [  ]                           [  ]             [  ]
      [  ]                           [  ]             [  ]

No trustee who is not an interested person of the Fund owns beneficially or of record any security of Nuveen Symphony or Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Nuveen Symphony or Nuveen.

The following table sets forth estimated compensation to be paid by the Fund to each of the trustees projected through the end of the Fund's first full fiscal year as well as estimated total compensation to be paid by open and closed end
funds advised by NIAC and the Adviser from           , 2001 through           ,
2002 and the amounts each Trustee deferred. The Fund has no retirement or pension plans. The officers and trustees affiliated with Nuveen serve without any compensation from the Fund.

                                  (Estimated)
                   Aggregate       Total Compensation            Deferred
                 Compensation      from Fund and Fund      Compensation Payable
 Name of Trustee from the Fund Complex Paid to Trustees(1)   from the Fund(2)
 --------------- ------------- --------------------------- --------------------
      [  ]
      [  ]
      [  ]
      [  ]
      [  ]
      [  ]

--------
(1) Based on the estimated compensation paid (including any amounts deferred)
    to the independent trustees for the one year ending       , 2002 for
    services to the [fourteen] open-end and closed-end funds advised by NIAC and two funds advised by the Adviser.
(2) Pursuant to a deferred compensation agreement with the Fund, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. The amounts provided are the total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Fund.

The Fund has no employees. Its officers are compensated by the Adviser or Nuveen.

Each trustee who is not affiliated with the Adviser receives a $35,000 annual retainer for serving as a director or trustee of all funds for which the Adviser and NIAC serves as investment adviser or manager and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $500 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day on which no regular Board meeting is held and a $100 fee per day plus expenses for attendance in person or by telephone at a meeting of the Executive Committee held solely to declare dividends. The annual retainer, fees and expenses are allocated among the funds for which the Adviser and NIAC serves as investment adviser or manager on the basis of relative net asset sizes. The Trust requires no employees other than its officers, all of whom are compensated by the Adviser or Nuveen.

The John Nuveen Company ("JNC") maintains its charitable contributions programs to encourage the active support and involvement of individuals in the civic activities of their community. These programs include a matching contributions program and a direct contributions program.

The independent directors/trustees of the funds managed by the Adviser and NIAC are eligible to participate in the charitable contributions program of JNC. Under the matching program, JNC will match the personal contributions of a director to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year. Under its direct (non-matching) program, JNC makes contributions to qualifying Section 501(c)(3) organizations, as approved by the Corporate Contributions Committee of JNC. The independent directors are also eligible to submit proposals to the committee requesting that contributions be made under this program to Section 501(c)(3) organizations identified by the director, in an aggregate amount not to exceed $5,000 during any calendar year. Any contribution made by JNC under the direct program is made solely at the discretion of the Corporate Contributions Committee.

           THE ADVISER AND SUB-ADVISER AND THE INVESTMENT MANAGEMENT
                     AND INVESTMENT SUB-ADVISORY AGREEMENTS

Pursuant to an investment management agreement with the Fund (the "Advisory Agreement"), Nuveen (which may be referred to as the "Adviser") is responsible for developing, implementing and supervising the Fund's investment program. Nuveen is authorized, subject to the approval of the Board, to retain one or more sub-advisers to provide any or all of the investment advisory services required to be provided to the Fund or to assist Nuveen in providing these services. Its address is 333 West Wacker Drive, Chicago, Illinois 60606. The Adviser also is responsible for managing the Fund's business affairs and providing day-to-day administrative services to the Fund. For additional information regarding the management services performed by Nuveen, see "Management of the Fund" in the Prospectus.

Pursuant to an Investment Sub-Advisory Agreement, Symphony Asset Management, LLC ("Symphony" or the "Sub-Adviser"), a wholly owned subsidiary of JNC, has been retained by Nuveen to serve as the Fund's sub-adviser. Symphony is responsible for providing day-to-day investment management services to the Fund, subject to the supervision of Nuveen. Symphony's address is 555 California Street, Suite 2975, San Francisco, California 94104.

As compensation for services required to be provided by Nuveen under the Advisory Agreement, the Fund will pay Nuveen a management fee computed at the annual rate of % of the Fund's average weekly net assets (the "Management
Fee"). The Management Fee will be paid monthly. In addition, the Fund will pay
Nuveen a performance fee (the "Performance Fee") equal to        % of the
Fund's net profits (including net realized and unrealized gains and net investment income) for each fiscal year. The fiscal year of the Fund ends on December 31 of each year. However, a Performance Fee will be payable in any fiscal year only if and to the extent that net profits for that fiscal year exceed the aggregate dollar amount of any net loss (realized and unrealized) incurred by the Fund in either of the two prior fiscal years, which losses have not previously been offset by subsequent net profits. Thus, if the Fund experienced net losses in either of the two previous fiscal years, there would be no Performance Fee payable for the current fiscal year except on net profits exceeding prior net losses which have not been recovered. The Performance Fee, if any, is accrued weekly for purposes of calculating the Fund's net asset value and will be paid to the Adviser promptly after the end of each fiscal year based on the performance of the Fund for the fiscal year. (For greater details regarding the calculation of the Performance Fee, see the section of the prospectus entitled "Management of the Fund.") Nuveen pays Symphony % of the Management Fee and % of the Performance Fee for its services as sub-adviser.

In addition to the Management Fee, the Fund pays all other costs and expenses of its operations and a portion of the Fund's general administrative expenses.

Nuveen is a wholly owned subsidiary of The John Nuveen Company and is an affiliated entity of Nuveen Investments, the Fund's principal underwriter and distributor. Founded in 1898, Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 77% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota and is principally engaged in providing property-liability insurance through subsidiaries.

The Fund, the other Nuveen open- and closed-end funds, Nuveen, Symphony and other related entities have each adopted a code of ethics which essentially prohibits all Nuveen/Symphony fund management personnel, including Nuveen/Symphony fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of, the Fund's anticipated or actual portfolio transactions, and is designed to assure that the interests of Fund shareholders are placed before the interests of Nuveen/Symphony personnel in connection with personal investment transactions. The codes of ethics can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The codes of ethics are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

[The Advisory Agreement was approved by the Board (including a majority of the
Independent Trustees) at a meeting held in person on           , 2002, and was
approved on April 29, 2002 by the Adviser as the Fund's sole initial investor. The Advisory Agreement has an initial term expiring two years from the date of its execution, and may be continued in effect from year to year thereafter if such continuance is approved annually by the Board or by vote of a majority of the outstanding voting securities of the Fund; provided that, in either event, the continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty, on 60 days' prior written notice: by the Board; by vote of a majority of the outstanding voting securities of the Fund; or by the Adviser. The Advisory Agreement also provides that it will terminate automatically in the event of its "assignment," as defined by the 1940 Act and the rules thereunder.]

 [After the Board's consideration, paragraphs on factors that led to approval and date of meetings will be inserted.]

                             PORTFOLIO TRANSACTIONS

The Sub-Adviser and/or the Adviser are responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's securities business, the negotiation of the prices to be paid for principal trades and the allocation of its transactions among various dealer firms.

It is the policy of Nuveen and Symphony to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions, in light of the overall quality of brokerage and research services provided to the respective advisor and its advisees. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on the Fund's futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Fund may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating commissions, Nuveen and Symphony consider, among other things, the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. Brokerage will not be allocated based on the sale of the Fund's shares.

Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In light of the above, in selecting brokers, Nuveen and Symphony consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if Nuveen and/or Symphony determine in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to Nuveen/Symphony or the Fund. Nuveen/Symphony believe that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The investment advisory fees paid by the Fund to Nuveen under the Advisory Agreement or the subadvisory fees paid by Nuveen to Symphony under the Sub-Advisory Agreement are not reduced as a result of receipt by either Nuveen or Symphony of research services.

Nuveen/Symphony place portfolio transactions for other advisory accounts managed by them. Research services furnished by firms through which the Fund effects its securities transactions may be used by Nuveen/Symphony in servicing all of their accounts; not all of such services may be used by Nuveen/Symphony in connection with the Fund. Nuveen/Symphony believe it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, Nuveen/Symphony believe such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. Subject to applicable laws and regulations, Nuveen/Symphony seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In making such allocations, the main factors to be considered will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held. While this procedure could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from Nuveen/Symphony's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

                             LIQUIDITY REQUIREMENTS

From the time that the Fund sends a Notification to shareholders until the Repurchase Pricing Date, the Fund will maintain a percentage of the Fund's assets equal to at least 100 percent of the Repurchase Offer Amount in assets:
(a) that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the asset within the time period between the Repurchase Request

Deadline and the Repurchase Payment Deadline; or (b) that mature by the next Repurchase Payment Deadline. (Capitalized terms used in this Section have the definitions ascribed to them under Rule 23c-3 under the 1940 Act.)

In the event that the Fund's assets fail to comply with the requirements in the preceding paragraph, the Board shall cause the Fund to take such action as the Board deems appropriate to ensure compliance.

The Fund's net asset value per share is determined weekly as of the close of trading (normally 4:00 p.m. eastern time) on the last day of the week that the New York Stock Exchange (the "Exchange") is open for business. The Exchange is not open for trading on New Year's Day, Washington's Birthday, Martin Luther King, Jr.'s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. During the period in which the Fund's shares are offered and the five business days preceding a Repurchase Request Deadline, the Fund shall compute its net asset value per share daily. The Fund may determine in the future to calculate its net asset value per share more frequently than weekly. Net asset value per share of the Fund is calculated by taking the value of the pro rata portion of the Fund's total assets, including interest or dividends accrued but not yet collected, less all liabilities and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. In determining net asset value, expenses are accrued and applied weekly and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity-type securities are valued at the last sales price on the securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the most recent bid prices for securities held long, or the most recent ask prices for securities held short, as reported by those exchanges. Fixed-income securities are valued by a pricing service that values portfolio securities at the mean between the quoted bid and asked prices or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods that include consideration of the following: yields or prices of securities or bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from securities dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees determines that the fair market value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter amortization of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the market value of the security.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV (as may be the case in foreign markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of an issue of securities would be the amount which the owner might reasonably expect to receive for them upon their current sale. A variety of factors may be considered in determining the fair value of such securities.

Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund's Board or its delegate who may determine the appropriate value of a security whenever the value as calculated is significantly different from the previous day's calculated value.

If the Fund holds securities that are primarily listed on foreign exchanges, the net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

                                  TAX ASPECTS

This summary of certain aspects of the Federal income tax treatment of the Fund and its shareholders is based upon the Code, judicial decisions, Treasury Regulations ("Regulations") and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws. The Fund is actively managed and its investment strategies may be employed without regard to the tax consequences of the Fund's transactions on the Fund's shareholders.

Each investor should consult its own tax adviser as to the tax consequences of investing in the Fund, including the application of state and local taxes which may be different from the Federal income tax consequences described herein.

Taxation of the Fund.

Classification of the Fund and Tax Treatment of Fund Operations

The Fund intends to qualify to be treated as a regulated investment company ("RIC") under Subchapter M of the Code and will elect to be a RIC on its tax return. To so qualify, the Fund must, among other things: (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (2) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (a) at least 50% of the value of the Fund's total assets is represented by cash and cash items, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

As a RIC, the Fund is not subject to Federal income tax on the portion of its taxable income that it distributes to its shareholders, provided that it distributes at least 90% of its investment company taxable income (generally, its taxable income, less the excess of its long-term capital gains over its short-term capital losses) and 90% of its tax-exempt income, if any, each taxable year. The Fund intends to distribute substantially all of its income and gains to its shareholders each year and also intends to distribute its income and gains in such a way that it will not be subject to the 4% Federal excise tax on certain undistributed amounts. The Fund is required to make distributions regardless of whether it has received distributions relating to its income and gains, and it may borrow for the purpose of meeting such distribution requirements.

If for any taxable year the Fund does not qualify for the special Federal income tax treatment afforded RICs, all of its taxable income will be subject to Federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund's earnings and profits, and would be eligible for the dividends-received deduction in the case of corporate shareholders. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a RIC in a subsequent year.

Tax Treatment of Fund Investments

In General. Subject to the treatment of (i) certain currency exchange gains as ordinary income (see "Currency Fluctuations--'Section 988' Gains or Losses" below), (ii) most gains and losses relating to strategies with respect to which it, or a Separate Account, makes a "mark-to-market" election, as ordinary income and loss (see "Mark-to-Market Election" below) and (iii) certain other transactions described below, the Fund expects that its gains and losses from its securities transactions typically will be capital gains and capital losses. These capital gains and losses may be long-term or short-term depending, in general, upon the length of time the Fund maintains a particular investment position and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules relating to short sales, to so-called "straddle" and "wash sale" transactions and to Section 1256 Contracts (as defined below) may serve to alter the manner in which the Fund's holding period for a security is determined or may otherwise affect the characterization as short-term or long-term, and also the timing of the realization, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of the Fund.

The Fund will realize ordinary income from dividends and accruals of interest on securities. The Fund may hold debt obligations with "original issue discount." In such case, the Fund would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year. The Fundwill also acquire debt obligations with "market discount." Upon disposition of such an obligation, the Fund generally would be required to treat gain realized as interest income to the extent of the market discount which accrued during the period the debt obligation was held by the Fund. (See also "Market Discount Obligations".) Income or loss from transactions involving certain derivative instruments, such as swap transactions, will also generally constitute ordinary income or loss.

Gain recognized from certain "conversion transactions" will be treated as ordinary income. Generally, a conversion transaction is one of several enumerated transactions where substantially all of the taxpayer's return is attributable to the time value of the net investment in the transaction. The enumerated transactions are (i) the holding of any property (whether or not actively traded) and entering into a contract to sell such property (or substantially identical property) at a price determined in accordance with such contract, but only if such property was acquired and such contract was entered into on a substantially contemporaneous basis, (ii) certain straddles, (iii) generally any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain or (iv) any other transaction specified in Regulations.

Currency Fluctuations--"Section 988" Gains or Losses. To the extent that the Fund's investments are made in securities denominated in a foreign currency, gain or loss realized by the Fund frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar. Generally, gains or losses with respect to the Fund's investments in common stock of foreign issuers will be taxed as capital gains or losses at the time of the disposition of such stock. However, under Section 988 of the Code, gains and losses of the Fund on the acquisition and disposition of foreign currency (e.g., the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, gains or losses on disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the

Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

As indicated above, the Fund may acquire foreign currency forward contracts, enter into foreign currency futures contracts and acquire put and call options on foreign currencies. Generally, foreign currency regulated futures contracts and option contracts that qualify as Section 1256 Contracts (see "Section 1256 Contracts" below), will not be subject to ordinary income or loss treatment under Section 988. However, if the Fund acquires currency futures contracts or option contracts that are not Section 1256 Contracts, or any currency forward contracts, any gain or loss realized by the Fund with respect to such instruments will be ordinary, unless: (i) the contract is a capital asset in the hands of the Fund and is not a part of a straddle transaction; and (ii) an election is made (by the close of the day the transaction is entered into) to treat the gain or loss attributable to such contract as capital gain or loss.

Section 1256 Contracts. In the case of Section 1256 Contracts, the Code generally applies a "mark to market" system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. A Section 1256 Contract includes certain regulated futures contracts, certain foreign currency forward contracts and certain options contracts. Under these rules, Section 1256 Contracts held by the Fund at the end of each taxable year of the Fund are treated for Federal income tax purposes as if they were sold by the Fund for their fair market value on the last business day of such taxable year. The net gain or loss, if any, resulting from such deemed sales, together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by the Fund in computing its taxable income for such year. If a Section 1256 Contract held by the Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules.

Capital gains and losses from such Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. Such gains and losses will be taxed under the general rules described above. Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. (See "Currency Fluctuations--'Section 988' Gains or Losses.")

Straddles and Mixed Straddles. Any option, futures contract, forward foreign currency contract, currency swap or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for Federal income tax purposes. In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain);
(iii) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (iv) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred.

The Code allows a taxpayer to elect to offset gains and losses from positions which are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are Section 1256 Contracts. Pursuant to Temporary Regulations, the Fund may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily "marking to market" of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the Temporary Regulations' mixed straddle account rules is not entirely clear. Therefore, there is no assurance that a mixed straddle account election by the Fund will be accepted by the Internal Revenue Service (the "Service").

Short Sales. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund's hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the Fund for more than one year. In addition, these rules may also terminate the running of the holding period of "substantially identical property" held by the Fund.

Gain or loss on a short sale will generally not be realized until such time that the short sale is closed. However, if the Fund holds a short sale position with respect to stock, certain debt obligations or partnership interests that has appreciated in value and then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

Market Discount Obligations. For each taxable year, Section 1277 of the Code limits the deduction of the portion of any interest expense on indebtedness incurred by the Fund to purchase or carry a security with market discount which exceeds the amount of interest (including original issue discount) includible in the Fund's gross income for such taxable year with respect to such security ("Net Interest Expense"). In any taxable year in which the Fund has Net Interest Expense with respect to a particular security, such Net Interest Expense is not deductible except to the extent that it exceeds the amount of market discount which accrued on the security during the portion of the taxable year during which the Fund held the security. Net Interest Expense which cannot be deducted in a particular taxable year under the rules described above can be carried forward and deducted in the year in which the Fund disposes of the security. Alternatively, at the Fund's election, such Net Interest Expense can be carried forward and deducted in a year prior to the disposition of the security, if any, in which the Fund has net interest income from the security.

Passive Foreign Investment Companies. The Fund may invest in shares of certain foreign corporations that may be classified under the Code as passive foreign investment companies ("PFICs"). Recently enacted legislation will allow the Fund to make an election to "mark to market" its shares of PFICs. At the end of each taxable year to which the election applies, the Fund would report as ordinary income the amount by which the fair market value of the PFIC shares held by the Fund exceeds the Fund's adjusted basis in these shares. If the Fund's adjusted basis in the shares of a PFIC exceeds the shares' fair market value at the end of a taxable year, the Fund would be entitled to a deduction equal to the lesser of (a) this excess and (b) its previous income inclusions in respect of such stock under the mark-to-market rules that have not been offset by such deductions. The Fund intends to make this election.

Mark-to-Market Election. The Fund expects to be engaged in a trade or business as a trader in securities with respect to one or more strategies. The Fund, or a Separate Account, intends to elect to report its income from sales of securities held in connection with one or more of such strategies on a "mark-to-market" basis for Federal income tax purposes. Under this accounting method, (i) gains or losses recognized upon an actual disposition of securities held in connection with such trade or business are treated as ordinary income or loss and (ii) any such securities held on the last day of each taxable year are treated as if they were sold for their fair market value on that day, and gains or losses recognized on this deemed sale will be treated as ordinary income or loss. For purposes of measuring gain or loss with respect to any such security in any subsequent year, the amount of any gain or loss previously recognized under the mark-to-market rules is taken into account in determining the tax basis for the security.

Any securities owned by an entity that are not held in connection with a trade or business with respect to which it makes a "mark-to-market" election must be identified as investment securities on the day such securities are acquired. If such a security is not properly identified, the Service may require the recognition of "mark-to-market" gains on such security as ordinary income at the end of each taxable year, but defer recognition of any "mark-to-market" losses, to the extent they exceed gains previously recognized with respect to such security, until the security is sold. Additionally, the Service could disallow the "mark-to-market" treatment for such strategy if it determines that such trading is not sufficiently active in any period, or if it determines that the "mark-to-market" election is otherwise not allowable. A disallowance of the "mark-to-market" election could materially increase the amounts of taxable distributions the Fund must make to its shareholders to maintain its qualification as a regulated investment company under Subchapter M of the Code and to avoid the imposition of the 4% Federal excise tax.

Notwithstanding the foregoing, gain or loss from certain Section 1256 Contracts are not subject to the foregoing election, and will be treated as capital gain or loss (see "Section 1256 Contacts" above).

Foreign Taxes. It is possible that certain dividends and interest directly or indirectly received by the Fund from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, the Fund may also be subject to capital gains taxes in some of the foreign countries where it purchases and sells securities. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. It is impossible to predict in advance the rate of foreign tax the Fund will directly or indirectly pay since the amount of the Fund's assets to be invested in various countries is not known.

If as of the end of the Fund's taxable year, more than 50% of the Fund's assets are represented by foreign securities, then the Fund may file an election with the Service to pass through to shareholders the amount of foreign income taxes paid by the Fund. However, it is currently not expected that foreign stocks and securities will represent more than 50% of value of the Fund's portfolio. If the Fund makes the election, among other things, the Fund will not be allowed a deduction or a credit for foreign taxes it paid, and the amount of such taxes will be treated as a dividend paid to its shareholders.

State and Local Taxation. Depending on the extent of the Fund's activities in states and localities in which its offices are maintained, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of these states or localities.

Taxation of the Shareholders

In General. The maximum ordinary income tax rate for individuals is 38.6%, which will be reduced in stages until calendar year 2006 when the maximum rate will be 35%; under current law the rate will be restored to 39.6% in 2011. In general, the maximum individual income tax rate for long-term capital gains is 20% (18% for certain property held for more than five years), although in all cases the actual rates may be higher due to the phase out of certain tax deductions, exemptions and credits. The excess of capital losses over capital gains may be offset against the ordinary income of an individual taxpayer, subject to an annual deduction limitation of $3,000. For corporate taxpayers, the maximum income tax rate is 35%. Capital losses of a corporate taxpayer may be offset only against capital gains, but unused capital losses may be carried back three years (subject to certain limitations) and carried forward five years. Capital losses of individuals may be carried forward indefinitely.

Distributions. Distributions to shareholders of the Fund's net investment income (generally, dividends, interest, short-term capital gains and income from strategies with respect to which the Fund makes a "mark-to-market" election, net of expenses) will be taxable as ordinary income to shareholders. It is anticipated that amounts distributed by the Fund that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders. A corporate shareholder's dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 90-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder's investment in shares of the Fund, or the Fund's investment in the shares of the dividend-paying corporation, is financed with indebtedness.

Distributions of the Fund's net capital gains (designated as capital gain dividends by the Fund) will be taxable to shareholders as long-term capital gains, regardless of the length of time the shares have been held by a shareholder and are not eligible for the dividends-received deduction. Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's adjusted basis in its shares of the Fund, and as a capital gain thereafter (if the shareholder held its shares of the Fund as capital assets).

As discussed above (see "Taxation of Fund Operations--Foreign Taxes"), the Fund does not currently expect to be in a position to pass through to its shareholders the amount of foreign taxes paid by the Fund. If the Fund does make such an election, the shareholders will be informed by the Fund as to their proportionate share of the foreign taxes paid by the Fund, which they will be required to include in their income. Shareholders generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such foreign taxes in computing their Federal income taxes. A shareholder that is tax-exempt will not ordinarily benefit from such credit or deduction.

Distributions will be taxable in the above-described manner whether they are reinvested in additional shares of the Fund or the shareholder elects to receive such distributions in cash. Shareholders receiving distributions in the form of additional shares will be treated for Federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the distribution date, of the shares received and will have a cost basis in each share received equal to the fair market value of a share of the Fund on the distribution date.

Distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. Although the price of shares purchased at the time includes the amount of the forthcoming distribution, the distribution will nevertheless be taxable to them.

All distributions of net investment income and net capital gains, whether received in shares or in cash, must be reported by each shareholder on its Federal income tax return. A distribution will be treated as paid during a calendar year if it is declared by the Fund in October, November or December of the year to holders of record in such a month and paid by January 31 of the following year. Such distributions will be taxable to shareholders as if received on December 31 of such prior year, rather than in the year in which the distributions are actually received. Following the end of each calendar year, every shareholder will be sent tax information regarding the distributions made to such shareholder during the calendar year.

Sale or Repurchase of Shares. A shareholder may recognize a taxable gain or loss if the shareholder sells or redeems its Fund shares (which includes a repurchase by the Fund of such shares). A shareholder will generally be subject to taxation based on the difference between its adjusted tax basis in the shares sold or repurchased and the value of the cash or other property received by such shareholder in payment thereof. A shareholder who receives securities upon redeeming its shares in the Fund will have a tax basis in such securities equal to their fair market value on the redemption date. Any gain or loss arising from the sale or repurchase of Fund shares will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will generally be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less.

Any loss realized on a sale or redemption of Fund shares will be disallowed to the extent the shares disposed of are replaced with substantially identical shares within a period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss arising from the sale or redemption of shares in the Fund held for six months or less will be treated for U.S. Federal tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares. For purposes of determining whether shares in the Fund have been held for six months or less, a shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

Deductibility of Certain Fund Investment Expenditures by Noncorporate Shareholders. From time to time it is possible that the Fund may not qualify as a "publicly offered regulated investment company." In such case, certain noncorporate shareholders, including individuals, trusts and estates, may be limited as to their ability to deduct certain expenses of the Fund, including the Management Fee and the Performance Fee, which expenses would be treated as miscellaneous itemized deductions subject to limitations on deductibility applicable to such shareholders. A "publicly offered regulated investment company" is a RIC whose shares are (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or
(iii) held by at least 500 persons at all times during the taxable year.

Backup Withholding. Federal regulations generally require the Fund to withhold and remit to the U.S. Treasury a "backup withholding" tax with respect to dividends, distributions from net realized long-term capital gains and the proceeds of any redemption paid to a shareholder if such shareholder fails to certify on IRS Form W-9, Form W-8BEN or other applicable form either that the Taxpayer Identification Number ("TIN") furnished to the Fund is correct or that such shareholder has not received notice from the Service of being subject to backup withholding. Furthermore the Service may notify the Fund to institute backup withholding if the Service determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividends or interest on a Federal tax return. A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return. The backup withholding rate is 30% for amounts paid in 2002 and 2003 and will be reduced in stages until calendar year 2006 when the rate will be 28%; under current law the rate will be restored to 31% in 2011.

                     INDEPENDENT AUDITORS AND LEGAL COUNSEL

           serves as the independent auditors of the Fund. Its principal
business address is                      .

Schulte Roth & Zabel LLP, New York, New York, serves as legal counsel to the Fund. The firm also serves as legal counsel to the Adviser.

                                   CUSTODIAN

           (the "Custodian") serves as the custodian of the Fund's assets, and may maintain custody of the Fund's assets with domestic and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) as approved or authorized by the Board. The Custodian's
principal business address is                     .

                                CONTROL PERSONS

The Adviser has invested $       in the Fund in order to provide the Fund's
initial capital, and has been the sole shareholder of the Fund. By virtue of its ownership of more than 25% of the Fund's outstanding shares, the Adviser may be deemed to control the Fund and may be in a position to control the outcome of voting on matters as to which shareholders are entitled to vote. The Adviser may continue to be deemed to control the Fund after the initial offering, depending on the value of shares then held by persons unaffiliated with the Adviser, until such time as the purchase of shares by persons unaffiliated with the Adviser result in the interest of the Adviser (together with any shares held by affiliates of the Adviser) constituting 25% or less of outstanding shares.

                      FUND ADVERTISING AND SALES MATERIAL

Advertisements and sales literature relating to the Fund and reports to shareholders may include quotations of investment performance. In these materials, the Fund's performance will normally be portrayed as the net return to an investor in the Fund during each month or quarter of the period for which investment performance is being shown. Cumulative performance and year-to-date performance computed by aggregating quarterly or monthly return data may also be used. Investment returns will be reported on a net basis, after all fees and expenses. Other methods may also be used to portray the Fund's investment performance.

The Fund's investment performance will vary from time to time, and past results are not necessarily representative of future results.

Comparative performance information, as well as any published ratings, rankings and analyses, reports and articles discussing the Fund, may also be used to advertise or market the Fund, including data and materials prepared by recognized sources of such information. Such information may include comparisons of the Fund's investment performance to the performance of recognized market indices and indices (e.g., the Standard & Poor's Composite Index of 500 Stocks). Comparisons may also be made to economic and financial trends and data that may be relevant for investors to consider in determining whether to invest in the Fund.

                              FINANCIAL STATEMENTS

The following comprise the financial statements of the Fund:

   .  Independent Auditors' Report.

   .  Statement of Assets, Liabilities and Member's Capital.

   .  Statement of Operations.

Notes to the Financial Statement

                                   APPENDIX A

                                   [TO COME]

                           PART C--OTHER INFORMATION

Item 24: Financial Statements and Exhibits
1. Financial Statements:

Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act will be filed by pre-effective amendment to this registration statement.

2. Exhibits:


a.  Declaration of Trust.

b.  By-Laws of Registrant.

c.  [None.]

d.  [None.]

e.  [None.]

f.  [None.]

g.1 Form of Investment Management Agreement between Registrant and Nuveen Advisory Corp
    ("Nuveen").*

g.2 Form of Investment Sub-Advisory Agreement between Nuveen and Symphony Asset Management, LLC
    ("Symphony").*

h.1 Form of Underwriting Agreement.*

h.2 Form of Selling Agreement.*

i.  [Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and
    Trustees.]*

j.  Form of Custody Agreement between Registrant and       .*

k.  Form of Shareholder Servicing Agreement between Registrant and Nuveen Investments.*

l.  Opinion and consent of Schulte Roth & Zabel LLP.*

m.  [None.]

n.  Consent of Auditors.*

o.  [None.]

p.  Form of Subscription Agreement of Nuveen dated [      ], 2002.*

q.  [None.]

r.  Codes of Ethics of the Registrant, Nuveen, Symphony and Nuveen Investments (the principal underwriter).*

s.  Power of Attorney.

--------
*   To be filed by amendment.

Item 25: Marketing Arrangements
See form of Selling Agreement to be filed by amendment as Exhibit h.2 to this registration statement.

Item 26: Other Expenses of Issuance and Distribution

           Securities and Exchange Commission fees.............. $
           National Association of Securities Dealers, Inc. fees
           Printing and engraving expenses......................  *
           Legal Fees...........................................  *
           Accounting expenses..................................  *
           Blue Sky filing fees and expenses....................  *
           Transfer agent fees..................................  *
           Miscellaneous expenses...............................  *
                                                                 --
               Total............................................  *
                                                                 ==

--------
*[To be completed by amendment.]

Item 27: Persons Controlled by or under Common Control with Registrant Not applicable.

Item 28: Number of Holders of Securities

At [      ], 2002

                         Title of Class         Record Holder
                         --------------         -------------
                  Common Shares, $.01 par value       0

Item 29: Indemnification
A Delaware business trust may provide in its governing instrument for indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article III, Section 7 of Registrant's Declaration of Trust provides that if any Shareholder or former Shareholder shall be exposed to liability by reason of a claim or demand relating to his or her being or having been a Shareholder, and not because of his or her acts or omissions, the Shareholder or former Shareholder (or his or her heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified out of the assets of the Trust against all loss and expense arising from such claim or demand.

Pursuant to Article VII, Section 2 of the Declaration of Trust, the trustees of the Trust (the "Trustees") shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, investment adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and the Trust out of its assets shall indemnify and hold harmless each and every Trustee from and against any and all claims and demands whatsoever arising out of or related to each Trustee's performance of his duties as a Trustee of the Trust to the fullest extent permitted by law; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee from or against any liability to the Trust or any Shareholder to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court or appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Item 30: Business and Other Connections of Investment Adviser
Nuveen serves as investment adviser to Registrant. Nuveen serves as investment adviser to the following open-end management type investment companies: Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV and Nuveen Municipal Trust.

Nuveen also serves as investment adviser to the following closed-end management type investment companies other than the Registrant: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen New York Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida

Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Insured New York Premium Income Municipal Fund 2, Nuveen Michigan Premium Income Municipal Fund 2, Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen Insured Premium Income Municipal Fund 2, Nuveen New York Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund, Nuveen Massachusetts Dividend Advantage Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund, Nuveen Virginia Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 2, Nuveen California Dividend Advantage Municipal Fund 2, Nuveen New York Dividend Advantage Municipal Fund 2, Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund, Nuveen Pennsylvania Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 3, Nuveen California Dividend Advantage Municipal Fund 3, Nuveen Georgia Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund 2, Nuveen Michigan Dividend Advantage Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund 2, Nuveen North Carolina Dividend Advantage Municipal Fund 2, Nuveen Virginia Dividend Advantage Municipal Fund 2, Nuveen Insured Dividend Advantage Municipal Fund, Nuveen Insured California Dividend Advantage Municipal Fund, Nuveen Insured New York Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund 2, Nuveen Connecticut Dividend Advantage Municipal Fund 2, Nuveen New Jersey Dividend Advantage Municipal Fund 2, Nuveen Pennsylvania Dividend Advantage Municipal Fund 2, Nuveen Ohio Dividend Advantage Municipal Fund 3, Nuveen Insured Tax-Free Advantage Municipal Fund, Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund, Nuveen Insured Florida Tax-Free Advantage Municipal Fund, Nuveen Insured New York Tax-Free Advantage Municipal Fund, Nuveen Insured California Tax-Free Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund 3, Nuveen Connecticut Dividend Advantage Municipal Fund 3, Nuveen Georgia Dividend Advantage Municipal Fund 2, Nuveen Maryland Dividend Advantage Municipal Fund 3 and Nuveen North Carolina Dividend Advantage Municipal Fund 3. Nuveen has no other clients or business at the present time.

For a description of other business, profession, vocation or employment of a substantial nature in which any director or officer of the investment adviser has engaged during the last two years for his account or in the capacity of director, officer, employee, partner or trustee, see the descriptions under "Management of the Fund" in Parts A and B of this Registration Statement. Such information for the remaining senior officers of Nuveen appears below:

                                          Other Business, Profession, Vocation
Name and Position with Nuveen              or Employment During Past Two Years
-----------------------------              -----------------------------------
John P. Amboian, President.............. President, formerly Executive Vice
                                         President of The John Nuveen Company,
                                         Nuveen Investments, Nuveen Advisory
                                         Corp., Nuveen Asset Management, Inc.,
                                         Nuveen Senior Loan Asset Management
                                         Inc. and Nuveen Institutional Advisory
                                         Corp.; Executive Vice President and
                                         Director of Rittenhouse Financial
                                         Services, Inc.

Margaret E. Wilson, Vice President and   Vice President and Controller of the
  Controller............................ John Nuveen Company, Nuveen Investments
                                         and Nuveen Advisory Corp.

Symphony serves as investment sub-adviser to the Registrant. For a description of other business, profession, vocation or employment of a substantial nature in which any director or officer of the investment sub-adviser has engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee, see the descriptions under "Management of the Fund" in Parts A and B of this Registration Statement. Such information for the remaining senior officers appears below:

                                          Other Business, Profession, Vocation
Name and Position with Symphony            or Employment During Past Two Years
-------------------------------            -----------------------------------
Jeffrey L. Skelton, Director, President  Manager, NetNet Ventures, LLC;
  and Chief Executive Officer........... Director, President and Chief Executive
                                         Officer, Symphony Asset Management, Inc.

Neil L. Rudolph, Chief Operating         Manager, NetNet Ventures, LLC; Chief
  Officer, Chief Financial Officer,      Operating Officer, Chief Compliance
  Chief Compliance Officer.............. Officer, Symphony Asset Management, Inc.

Michael J. Henman, Board Secretary and   Manager, NetNet Ventures, LLC; Board
  Director of Business Development...... Secretary; Director of Business
                                         Development, Symphony Asset Management,
                                         Inc.

Item 31: Location of Accounts and Records
Nuveen Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholders meetings and contracts of the Registrant and all advisory material of the investment adviser.

The Fund's custodian, who is not yet named, will maintain all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen. Prior to the selection of a custodian, Nuveen will maintain the above-noted
documents and records.           , maintains all the required records in its
capacity as transfer and dividend paying agent for the Registrant.

Item 32: Management Services
Not applicable.

Item 33: Undertakings
1. Not applicable.

2. Not applicable.

3. Not applicable.

4. The Registrant undertakes:

    (a) To file during any period in which offers or sales are being made, a post-effective amendment to the registration statement (i) to include any prospectus required by Section 10(a)(3) of the 1933 Act; (2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

    (b) That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

    (c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

5. Not applicable.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Chicago, and State of Illinois, on the 11th day of December, 2002.

                                              NUVEEN SYMPHONY MARKET NEUTRAL
                                              FUND

                                              By:    /s/  ALAN G. BERKSHIRE
                                                  -----------------------------
                                                       Alan G. Berkshire,
                                                  Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

          Signature                        Title                    Date
          ---------                        -----                    ----

     /s/  STEPHEN D. FOY       Vice President and Controller  December 11, 2002
-----------------------------  (Principal Financial and
       Stephen D. Foy          Accounting Officer)

  /s/  GIFFORD R. ZIMMERMAN    Chief Administrative Officer   December 11, 2002
-----------------------------  (Principal Executive Officer)
    Gifford R. Zimmerman

/s/  TIMOTHY R. SCHWERTFEGER   Chairman and Trustee           December 11, 2002
-----------------------------
   Timothy R. Schwertfeger


                                              By:    /s/  ALAN G. BERKSHIRE
                                                  -----------------------------
                                                        Alan G. Berkshire
                                                        Attorney-In-Fact
                                                        December 11, 2002

An original power of attorney authorizing Alan G. Berkshire and Gifford R. Zimmerman, among others, to execute this Registration Statement, and Amendments to this Registration Statement, the trustee of Registrant on whose behalf this Registration Statement is filed, is executed and filed as an exhibit to this Registration Statement.

                               INDEX TO EXHIBITS

a.  Declaration of Trust.
b.  By-Laws of Registrant.
c.  Power of Attorney.